Filed electronically with the Securities and Exchange Commission on December 29, 2000

                                                               File No. 2-47008
                                                               File No. 811-2353

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                            /    /
                           Pre-Effective Amendment No                     /    /
                         Post-Effective Amendment No. 50
                                                      --                  /  X /
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   /    /
                                Amendment No. 50
                                              --                          /  X /

                     Kemper National Tax-Free Income Series
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

                                Philip J. Collora
                          Vice President and Secretary
                          ----------------------------
                     Kemper National Tax-Free Income Series
                            222 South Riverside Plaza
                            -------------------------
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box):

/    / Immediately upon filing pursuant to paragraph  ( b )    /    / days after filing pursuant to paragraph ( a ) ( 1 )
/    / days after filing pursuant to paragraph ( a ) ( 2 )       X    On January 1, 2001 pursuant to paragraph ( b )
                                                                --
/    / On January 1, 2001 pursuant to paragraph ( a ) ( 1 )    /    / On (date) pursuant to paragraph ( a )   ( 3 ) of Rule 485

If Appropriate, check the following box:
/    / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     KEMPER NATIONAL TAX-FREE INCOME SERIES
                     Kemper Intermediate Municipal Bond Fund
                           Kemper Municipal Bond Fund

Supplement to the currently effective Prospectus of each of the listed funds:

Kemper Asian Growth Fund                                           Kemper Income and Capital Preservation Fund

Classic Growth Fund (Classes A, B and C only)                      Kemper Intermediate Municipal Bond Fund

Kemper Global Blue Chip Fund                                       Kemper International Fund

Kemper Global Income Fund                                          Kemper Municipal Bond Fund

Kemper High Yield Opportunity Fund                                 Kemper Ohio Tax-Free Income Fund

Kemper High Yield Fund II                                          Kemper Short-Term U.S. Government Fund

Kemper Horizon 20+ Portfolio                                       Kemper U.S. Growth and Income Fund

Kemper Horizon 10+ Portfolio                                       Kemper U.S. Mortgage Fund

Kemper Horizon 5 Portfolio                                         Value Fund (Classes A, B and C only)

The applicable Board of each of the above-mentioned funds (identified in the table below under the heading "Acquired Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified in the chart below. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it manages.

The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for voting shares of the corresponding Acquiring Fund. Following the exchange, the Fund will distribute shares of the corresponding Acquiring Fund to the Fund's shareholders as part of the Fund's cessation of operations as provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about May 15, 2001 or May 24, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Fund at that time. In connection with each Meeting, the applicable Fund will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Fund.

If the Plan for a Fund is approved at the applicable Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event the shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Fund                                       Acquiring Fund                                Proposed Reorganization Date
------------------------------------------------------------------------------------------------------------------------------------
Kemper Asian Growth Fund                            Scudder Pacific Opportunities Fund                     May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund                                 Scudder Capital Growth Fund                            June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund                        Scudder Global Fund                                    June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund                           Scudder Global Bond Fund                               June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity Fund                  Scudder High Yield Bond Fund (to be renamed            June 25, 2001
                                                    Scudder High Yield Opportunity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II                           Kemper High Yield Fund                                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                          Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital Preservation Fund         Scudder Income Fund                                    June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Intermediate Municipal Bond Fund             Scudder Medium Term Tax Free Fund                      June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper International Fund                           Scudder International Fund                             June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Municipal Bond Fund                          Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Ohio Tax-Free Income Fund                    Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund              Scudder Short Term Bond Fund                           June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                  Scudder Growth and Income Fund                         June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund                           Kemper U.S. Government Securities Fund                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                          Scudder Large Company Value Fund                       June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------

November 30, 2000

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

January 1, 2001
Prospectus


                                                    KEMPER TAX-FREE INCOME FUNDS


                                         Kemper Intermediate Municipal Bond Fund


                                                      Kemper Municipal Bond Fund


                                          Kemper California Tax-Free Income Fund


                                             Kemper Florida Tax-Free Income Fund


                                            Kemper New York Tax-Free Income Fund


                                                Kemper Ohio Tax-Free Income Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                          How to Invest in the Funds

     4  Kemper Intermediate Municipal           50  Choosing a Share Class
        Bond Fund
                                                55  How to Buy Shares
     8  Kemper Municipal Bond Fund
                                                56  How to Exchange or Sell
    12  Kemper California Tax-Free                  Shares
        Income Fund
                                                57  Policies You Should Know
    16  Kemper Florida Tax-Free                     About
        Income Fund
                                                62  Understanding Distributions
    20  Kemper New York Tax-Free                    and Taxes
        Income Fund

    24  Kemper Ohio Tax-Free
        Income Fund

    28  Other Policies and Risks

    29  Who Manages and Oversees
        the Funds

    31  Financial Highlights

How The Funds Work

These funds invest mainly in municipal bonds. Each fund follows its own goal.

Two of the funds invest in municipal securities from around the country, and seek income that is free from regular federal income tax. Four of the funds invest in securities from particular states, and seek income that is free from regular federal income tax as well as state and local income tax for investors in that state.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C

                              ticker symbol      KIMAX       KIMBX       KIMCX
                                fund number      077         277         377



Kemper Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.


--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it between three and ten years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.



The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities in a similar manner.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, issuers, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


This fund is designed for investors in a moderate to high tax bracket who can tolerate some risk to their principal and are interested in tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how these performance figures for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991        0
1992        0
1993        0
1994        0
1995       14.08
1996        3.41
1997        7.52
1998        5.24
1999       -1.40


2000 Total Return as of September 30: 4.52%

Best Quarter: 5.19%, Q1 1995               Worst Quarter: -1.81%, Q2 1999


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                            Since               Since            Since 11/1/94
                            12/31/98            12/31/94         Life of
                            1 Year              5 Years          fund
--------------------------------------------------------------------------------
Class A                     -4.07%              5.06%            5.16%
--------------------------------------------------------------------------------
Class B                     -5.01               4.63             4.72
--------------------------------------------------------------------------------
Class C                     -2.14               4.83             4.94
--------------------------------------------------------------------------------
Index                       -2.06               6.91             6.75*
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. In both the table and the chart, returns for 1994-1996 would have been lower if operating expenses hadn't been reduced.

*  Since 10/31/94

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  2.75%     None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*     4.00%      1.00%
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.55%     0.55%      0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None      0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.55      0.57       0.58
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  1.10      1.87       1.88
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.


** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $384        $615          $865       $1,578
--------------------------------------------------------------------------------
Class B shares                   590         888         1,211        1,805
--------------------------------------------------------------------------------
Class C shares                   291         591         1,016        2,201
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $384        $615          $865       $1,578
--------------------------------------------------------------------------------
Class B shares                   190         588         1,011        1,805
--------------------------------------------------------------------------------
Class C shares                   191         591         1,016        2,201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C
                               ticker symbol      KMBAX       KMBBX       KMBCX
                                 fund number      007         207         307


Kemper Municipal Bond Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.


--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.



The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities in a similar manner.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, issuers, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


This fund is designed for long-term investors who can tolerate some risk to their principal and are interested in tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper Municipal Bond Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990        6.66
1991       12.78
1992        8.71
1993       13.20
1994       -5.51
1995       18.33
1996        3.33
1997        9.36
1998        5.76
1999       -3.63


2000 Total Return as of September 30: 6.67%

Best Quarter: 7.15%, Q1 1995               Worst Quarter: -5.35%, Q1 1994


--------------------------------------------------------------------------------
Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                                                      Since
                                 Since       Since       Since        4/20/76
                                 12/31/98    12/31/94    12/31/89     Life of
                                 1 Year      5 Years     10 Years     fund
--------------------------------------------------------------------------------
Class A                          -7.94%      5.42%       6.17%        7.21%
--------------------------------------------------------------------------------
Class B                          -7.09       5.34        5.74         6.46
--------------------------------------------------------------------------------
Class C                          -4.42       5.52        5.79         6.48
--------------------------------------------------------------------------------
Index                            -2.06       6.91        6.89         *
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds.

*    The index was not in existence on the date of Class A shares inception.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A    Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  4.50%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.41%      0.41%      0.41%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.30       0.37       0.38
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  0.71       1.53       1.54
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $519        $667          $827       $1,293
--------------------------------------------------------------------------------
Class B shares                   556         783         1,034        1,398
--------------------------------------------------------------------------------
Class C shares                   257         486           839        1,835
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $519        $667          $827       $1,293
--------------------------------------------------------------------------------
Class B shares                   156         483           834        1,398
--------------------------------------------------------------------------------
Class C shares                   157         486           839        1,835
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
                              ticker symbol      KCTAX       KCTBX       KCTCX
                                fund number      009         209         309


Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy


The fund seeks a high level of current income that is exempt from California state and federal income taxes.

The fund normally invests at least 80% of net assets in California municipal securities whose income is free from regular federal and California State income tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.



--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks Of Investing In The Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters


o    derivatives could produce disproportionate losses


o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for California taxpayers who are in a moderate to high tax bracket and are interested in a long-term income investment that generates tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper California Tax-Free Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990        6.70
1991       11.42
1992        8.25
1993       12.59
1994       -5.47
1995       19.48
1996        2.98
1997        8.59
1998        6.02
1999       -3.70


2000 Total Return as of September 30: 8.39%

Best Quarter: 7.68%, Q1 1995               Worst Quarter: -4.51%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                                                      Since
                                 Since       Since       Since        2/17/83
                                 12/31/98    12/31/94    12/31/89     Life of
                                 1 Year      5 Years     10 Years     fund
--------------------------------------------------------------------------------
Class A                          -7.98%      5.44%       5.96%        7.88%
--------------------------------------------------------------------------------
Class B                          -7.24       5.38        5.62         7.34
--------------------------------------------------------------------------------
Class C                          -4.65       5.37        5.36         7.02
--------------------------------------------------------------------------------
Index                            -2.06       6.91        6.89         8.44*
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds.

*  Since 2/28/83

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A    Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  4.50%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.52%      0.52%      0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.33       0.37       0.37
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  0.85       1.64       1.64
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $533        $709          $900       $1,452
--------------------------------------------------------------------------------
Class B shares                   567         817         1,092        1,539
--------------------------------------------------------------------------------
Class C shares                   267         517           892        1,944
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $533        $709          $900       $1,452
--------------------------------------------------------------------------------
Class B shares                   167         517           892        1,539
--------------------------------------------------------------------------------
Class C shares                   167         517           892        1,944
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C

                              ticker symbol      KFLAX       KFLBX       KFLCX
                                fund number      027         227         327


Kemper Florida Tax-Free Income Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The fund seeks a high level of current income that is exempt from federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in Florida municipal securities and other securities that are exempt from the Florida intangibles tax.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, specific security characteristics and changes in supply and demand within the municipal bond market. Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.


--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.


While the fund will generally seek investments that will permit the fund's shares to be exempt from the Florida intangibles tax, there is no assurance that the exemption will be available. To qualify for the exemption, at least 90% of the fund's assets must be in exempt investments at year end.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


This fund is designed for Florida residents who can invest for the long-term and are interested in tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper Florida Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992        9.11
1993       13.50
1994       -3.91
1995       18.40
1996        2.70
1997        8.67
1998        5.48
1999       -4.22


2000 Total Return as of September 30: 6.26%

Best Quarter: 7.08%, Q1 1995               Worst Quarter: -4.85%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                                                Since 4/25/91
                         Since 12/31/98      Since 12/31/94     Life of
                         1 Year              5 Years            fund
--------------------------------------------------------------------------------
Class A                  -8.54%              4.98%              6.07%
--------------------------------------------------------------------------------
Class B                  -7.66               4.93               5.70
--------------------------------------------------------------------------------
Class C                  -5.00               5.12               5.72
--------------------------------------------------------------------------------
Index                    -2.06               6.91               6.68*
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. In both the table and the chart, returns for 1993 would have been lower if operating expenses hadn't been reduced.

*  Since 4/30/91

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  4.50%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.54%      0.54%      0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.46       0.48       0.45
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  1.00       1.77       1.74
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $547        $754          $978       $1,620
--------------------------------------------------------------------------------
Class B shares                   580         857         1,159        1,694
--------------------------------------------------------------------------------
Class C shares                   277         548           944        2,052
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $547        $754          $978       $1,620
--------------------------------------------------------------------------------
Class B shares                   180         557           959        1,694
--------------------------------------------------------------------------------
Class C shares                   177         548           944        2,052
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C

                              ticker symbol      KNTAX       KNTBX       KNTCX
                                fund number      026         226         326


Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks a high level of current income that is exempt from New York state and New York City income taxes and federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in New York municipal securities and other securities that are exempt from New York state and New York City income taxes.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements, to changes in supply and demand within the municipal bond market.


--------------------------------------------------------------------------------

OTHER QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.



The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper New York Tax-Free Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990        5.93
1991       13.39
1992        9.43
1993       12.95
1994       -4.95
1995       17.98
1996        2.54
1997        8.89
1998        6.00
1999       -4.24


2000 Total Return as of September 30: 6.99%

Best Quarter: 6.44%, Q1 1995               Worst Quarter: -4.47%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                                                      Since
                                 Since       Since       Since        12/31/85
                                 12/31/98    12/31/94    12/31/89     Life of
                                 1 Year      5 Years     10 Years     fund
--------------------------------------------------------------------------------
Class A                          -8.53%      5.01%       6.07%        6.52%
--------------------------------------------------------------------------------
Class B                          -7.86       4.94        5.66         5.98
--------------------------------------------------------------------------------
Class C                          -5.11       5.09        5.65         5.97
--------------------------------------------------------------------------------
Index                            -2.06       6.91        6.89         7.84
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. In both the table and the chart, returns for 1991 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table                                        Class A    Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  4.50%      None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.55%      0.55%      0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.34       0.41       0.40
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  0.89       1.71       1.70
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $537        $721          $921       $1,497
--------------------------------------------------------------------------------
Class B shares                   574         839         1,128        1,602
--------------------------------------------------------------------------------
Class C shares                   273         536           923        2,009
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $537        $721          $921       $1,497
--------------------------------------------------------------------------------
Class B shares                   174         539           928        1,602
--------------------------------------------------------------------------------
Class C shares                   173         536           923        2,009
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C

                             ticker symbol      KOHAX       KOHBX       KOHCX
                               fund number      028         228         328

Kemper Ohio Tax-Free Income Fund
--------------------------------------------------------------------------------


The Fund's Investment Strategy

The fund seeks a high level of current income that is exempt from Ohio state and federal income taxes.

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of total assets in Ohio municipal securities and other securities that are exempt from Ohio state income taxes.


The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.


--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.



The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's manufacturing or agricultural industries could experience cyclical downturns or long-term erosion, hurting the local economy.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o    derivatives could produce disproportionate losses

o political or legal actions could change the way the fund's dividends are taxed


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


This fund is designed for Ohio investors in moderate to high tax brackets who are interested in a long-term investment that seeks to offer tax-free income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.


Kemper Ohio Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994       -3.67
1995       18.37
1996        3.14
1997        8.74
1998        5.85
1999       -3.25


2000 Total Return as of September 30: 5.36%

Best Quarter: 7.37%, Q1 1995               Worst Quarter: -5.03%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                                                      Since
                                                                      3/22/93
                            Since 12/31/98       Since 12/31/94       Life of
                            1 Year               5 Years              fund
--------------------------------------------------------------------------------
Class A                     -7.56%               5.36%                4.82%
--------------------------------------------------------------------------------
Class B                     -6.78                5.33                 4.68
--------------------------------------------------------------------------------
Class C                     -4.04                5.49                 4.67
--------------------------------------------------------------------------------
Index                       -2.06                6.91                 5.49*
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds.

                  In both the table and the chart, returns for 1993-1994 would have been lower if operating expenses hadn't been reduced.

*  Since 3/31/93

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                      Class A     Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases  (% of offering price)               4.50%       None       None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)              None*       4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                 0.55%       0.55%      0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                       None        0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                               0.46        0.53       0.51
--------------------------------------------------------------------------------
Total Annual Operating Expenses                1.01        1.83       1.81
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, and similar expenses, which may vary with fund size and other factors.

Based on the costs above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $548        $757          $983       $1,631
--------------------------------------------------------------------------------
Class B shares                   586         876         1,190        1,735
--------------------------------------------------------------------------------
Class C shares                   284         569           980        2,127
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $548        $757          $983       $1,631
--------------------------------------------------------------------------------
Class B shares                   186         576           990        1,735
--------------------------------------------------------------------------------
Class C shares                   184         569           980        2,127
--------------------------------------------------------------------------------

Other Policies and Risks


While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for each fund cannot be changed without shareholder approval.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. Temporary investments may be taxable.

o The investment advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests. For more information


This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor


The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.


The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.


The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Kemper Intermediate Municipal Bond Fund                 0.55%
---------------------------------------------------------------------
Kemper Municipal Bond Fund                              0.41%
---------------------------------------------------------------------
Kemper California Tax-Free Income Fund                  0.52%
---------------------------------------------------------------------
Kemper Florida Tax-Free Income Fund                     0.54%
---------------------------------------------------------------------
Kemper New York Tax-Free Income Fund                    0.55%
---------------------------------------------------------------------
Kemper Ohio Tax-Free Income Fund                        0.55%
---------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of the funds.

Kemper Intermediate Municipal               Kemper Florida Tax-Free
Bond Fund                                   Income Fund

  Ashton P. Goodfield                        Eleanor R. Brennan
  Co-Lead Portfolio Manager                  Co-Lead Portfolio Manager
    o Began investment career in 1986          o Began investment career in 1986
    o Joined the advisor in 1986               o Joined the advisor in 1995
    o Joined the fund team in 1998             o Joined the fund team in 1998

  Philip G. Condon                           Philip G. Condon
  Co-Lead Portfolio Manager                  Co-Lead Portfolio Manager
    o Began investment career in 1976          o Began investment career in 1976
    o Joined the advisor in 1983               o Joined the advisor in 1983
    o Joined the fund team in 1999             o Joined the fund team in 2000

Kemper Municipal Bond Fund                   Rebecca L. Wilson
                                               o Began investment career in 1986
  Philip G. Condon                             o Joined the advisor in 1986
  Co-Lead Portfolio Manager                    o Joined the fund team in 1998
    o Began investment career in 1976
    o Joined the advisor in 1983            Kemper New York Tax-Free Income Fund
    o Joined the fund team in 1999
                                             Ashton P. Goodfield
  Eleanor R. Brennan                         Co-Lead Portfolio Manager
  Co-Lead Portfolio Manager                    o Began investment career in 1986
    o Began investment career in 1986          o Joined the advisor in 1986
    o Joined the advisor in 1995               o Joined the fund team in 1999
    o Joined the fund team in 1998
                                             Philip G. Condon
  Matthew J. Caggiano                        Co-Lead Portfolio Manager
    o Began investment career in 1989          o Began investment career in 1976
    o Joined the advisor in 1991               o Joined the advisor in 1983
    o Joined the fund team in 1999             o Joined the fund team in 2000

Kemper California Tax-Free                 Kemper Ohio Tax-Free Income Fund
Income Fund
                                             Eleanor R. Brennan
  Philip G. Condon                           Co-Lead Portfolio Manager
  Co-Lead Portfolio Manager                    o Began investment career in 1986
    o Began investment career in 1976          o Joined the advisor in 1995
    o Joined the advisor in 1983               o Joined the fund team in 1999
    o Joined the fund team in 2000
                                             Philip G. Condon
  Eleanor R. Brennan                         Co-Lead Portfolio Manager
  Co-Lead Portfolio Manager                    o Began investment career in 1976
    o Began investment career in 1986          o Joined the advisor in 1983
    o Joined the advisor in 1995               o Joined the fund team in 2000
    o Joined the fund team in 1999
                                             Rebecca L. Wilson
  Matthew J. Caggiano                          o Began investment career in 1986
    o Began investment career in 1989          o Joined the advisor in 1986
    o Joined the advisor in 1991               o Joined the fund team in 1998
    o Joined the fund team in 1999

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).


Kemper Intermediate Municipal Bond Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,                2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $10.00   $10.53  $10.31   $10.06   $10.18
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (c)       .43      .42     .45      .46      .46
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                          (.02)    (.50)    .29      .29     (.04)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .41     (.08)    .74      .75      .42
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.44)    (.42)   (.45)    (.46)    (.46)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.03)   (.07)    (.04)    (.08)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.44)    (.45)   (.52)    (.50)    (.54)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period         $9.97   $10.00  $10.53   $10.31   $10.06
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)                4.19     (.79)   7.34     7.62     4.15
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                      14,564   17,774  19,140   16,591    16,869
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions %                            1.10      .96     .96      .96      1.04
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions %                            1.01      .96     .96      .96       .92
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) %                                4.41     4.15    4.35     4.55      4.45
--------------------------------------------------------------------------------
Portfolio turnover rate %                 17       30      14       80        80
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Intermediate Municipal Bond Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,                2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $10.00   $10.52  $10.31   $10.06   $10.18
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (c)       .36      .34     .37      .38      .38
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.03)    (.49)    .28      .29     (.04)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .33    (.15)     .65      .67      .34
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.36)    (.34)   (.37)    (.38)    (.38)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.03)   (.07)    (.04)    (.08)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.36)    (.37)   (.44)    (.42)    (.46)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period         $9.97   $10.00  $10.53   $10.31   $10.06
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)                3.38    (1.48)   6.38     6.78     3.34
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period              4,856    5,328   5,245    4,571    4,333
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.87     1.76    1.76     1.76     1.83
reductions %
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.79     1.76    1.76     1.76     1.71
reductions %
--------------------------------------------------------------------------------
Ratio of net investment income          3.64     3.35    3.55     3.75     3.66
(loss) %
--------------------------------------------------------------------------------
Portfolio turnover rate %                 17       30      14       80       80
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Intermediate Municipal Bond Fund -- Class C

--------------------------------------------------------------------------------
Year ended September 30,                2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.00   $10.53  $10.31   $10.06   $10.19
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (c)       .36      .34     .37      .39      .38
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.03)    (.50)    .29      .29     (.05)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .33     (.16)    .66      .68      .33
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.36)    (.34)   (.37)    (.39)    (.38)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.03)   (.07)    (.04)    (.08)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.36)    (.37)   (.44)    (.43)    (.46)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period         $9.97   $10.00  $10.53   $10.31   $10.06
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)                3.41   (1.56)    6.55     6.77     3.26
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                       1,151    2,361     788      727      699
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions %                            1.88     1.72    1.73     1.73     1.77
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions %                            1.77     1.72    1.73     1.73     1.65
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) %                                3.64     3.39    3.58     3.78     3.72
--------------------------------------------------------------------------------
Portfolio turnover rate %                 17       30      14       80       80
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Municipal Bond Fund -- Class A

--------------------------------------------------------------------------------
Year ended September 30,                2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period   $9.60   $10.61  $10.46   $10.18   $10.15
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (c)       .50      .48     .52      .54      .55
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .03     (.76)    .37      .36      .06
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .53     (.28)    .89      .90      .61
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.50)    (.48)   (.52)    (.54)    (.55)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.25)   (.22)    (.08)    (.03)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.50)    (.73)   (.74)    (.62)    (.58)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period         $9.63    $9.60  $10.61   $10.46   $10.18
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)                5.70   (2.75)    8.84     9.15     6.00
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                        2,449    2,728   3,132    3,149    3,274
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions %                             .71      .69     .68      .68      .66
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions %                             .70      .69     .68      .68      .66
--------------------------------------------------------------------------------
Ratio of net investment income          5.27     4.86    4.97     5.29     5.35
(loss) %
--------------------------------------------------------------------------------
Portfolio turnover rate %                 44       70      65       77       97
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Municipal Bond Fund -- Class B

--------------------------------------------------------------------------------
Year ended September 30,                2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period   $9.58   $10.58  $10.44   $10.15   $10.13
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (c)       .42      .40     .43      .45      .46
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .02     (.75)    .36      .37      .05
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .44     (.35)    .79      .82      .51
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                (.42)     (.40)   (.43)    (.45)    (.46)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.25)   (.22)    (.08)    (.03)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.42)    (.65)   (.65)    (.53)    (.49)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period         $9.60    $9.58  $10.58   $10.44   $10.15
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)                4.74    (3.48)   7.84     8.32     4.97
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in
millions)                                 61       75      78       61       43
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions %                            1.53     1.53    1.52     1.55     1.54
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions %                            1.52     1.53    1.52     1.55     1.54
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) %                                4.45     4.02    4.13     4.42     4.47
--------------------------------------------------------------------------------
Portfolio turnover rate %                 44       70      65       77       97
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper Municipal Bond Fund -- Class C

--------------------------------------------------------------------------------
Year ended September 30,         2000    1999      1998      1997      1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                        $9.62   $10.62     $10.47    $10.18    $10.16
                                ------------------------------------------------
--------------------------------------------------------------------------------
Income from investment
operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss) (c)                       .43      .40        .43       .46       .46
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     .01     (.75)       .37       .37       .05
                                ------------------------------------------------
--------------------------------------------------------------------------------
  Total from investment
  operations                       .44     (.35)       .80       .83       .51
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income           (.42)    (.40)      (.43)     (.46)     (.46)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions           --     (.25)      (.22)     (.08)     (.03)
                                ------------------------------------------------
--------------------------------------------------------------------------------
  Total distributions             (.42)    (.65)      (.65)     (.54)     (.49)
                                ------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of period   $9.64    $9.62     $10.62    $10.47    $10.18
                                ------------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a) (b)          4.74    (3.47)      7.93      8.34      4.99
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                      8        9         10         5         4
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions %              1.54     1.54       1.52      1.53      1.51
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions %              1.53     1.54       1.52      1.53      1.51
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) %                          4.44     4.01       4.13      4.44      4.50
--------------------------------------------------------------------------------
Portfolio turnover rate %           44       70         65        77        97
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Based on monthly average shares outstanding during the period.

Kemper California Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
Year ended August 31,                2000     1999     1998    1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year   $7.10   $7.65    $7.52    $7.31    $7.35
                                    --------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)         .34     .34      .36      .38       .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    .20    (.41)     .26      .25       .04
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations     .54   (.07)      .62      .63      .43
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income               (.34)   (.34)    (.36)    (.38)     (.39)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          --    (.14)    (.13)    (.04)     (.08)
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                 (.34)   (.48)    (.49)    (.42)     (.47)
                                    --------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year         $7.30   $7.10    $7.65    $7.52     $7.31
                                    --------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                  7.97  (1.07)     8.56     8.78      5.92
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                         767,460 854,921  982,113  979,471 1,022,147
--------------------------------------------------------------------------------
Ratio of expenses before expense       .85     .82      .78      .79       .78
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         .84     .82      .78      .79       .78
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            4.98    4.60     4.82     5.08      5.18
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             57      62       61       79       100
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper California Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998     1997    1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year      $7.11   $7.66   $7.52    $7.32    $7.35
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)            .29     .28     .30      .32      .32
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       .20    (.41)    .27      .24      .05
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations        .49    (.13)    .57      .56      .37
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                  (.29)   (.28)   (.30)    (.32)    (.32)
--------------------------------------------------------------------------------
  Net realized gains on investment        --     (.14)   (.13)    (.04)    (.08)
  transactions
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                    (.29)   (.42)   (.43)    (.36)    (.40)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year            $7.31   $7.11   $7.66    $7.52    $7.32
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                     7.14   (1.90)   7.79     7.73     5.16
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                             32,523  37,070  35,466   26,930   17,536
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.64    1.65    1.63     1.62     1.63
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.63    1.65    1.63     1.62     1.63
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               4.19    3.75    3.97     4.25     4.33
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                57      62      61       79      100
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper California Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998    1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year      $7.05   $7.60   $7.50    $7.31   $7.34
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)            .29     .28     .30      .32     .32
--------------------------------------------------------------------------------
  Net realized and unrealized gain        .21    (.41)    .23      .23     .05
  (loss) on investment transactions
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations        .50    (.13)    .53      .55     .37
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                  (.29)   (.28)   (.30)    (.32)   (.32)
--------------------------------------------------------------------------------
  Net realized gains on investment         --    (.14)   (.13)    (.04)   (.08)
  transactions
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                    (.29)   (.42)   (.43)    (.36)   (.40)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year            $7.26   $7.05   $7.60    $7.50   $7.31
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                     7.34   (1.91)   7.21     7.59    5.15
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                              5,354   3,947   6,693    1,506     855
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.64    1.68    1.62     1.60    1.64
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.63    1.68    1.62     1.60    1.64
--------------------------------------------------------------------------------
Ratio of net investment income           4.19    3.71    3.98     4.27    4.32
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                57      62      61       79     100
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper Florida Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year      $9.72   $10.62  $10.42   $10.21   $10.27
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)            .45      .47     .49      .51     .52
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       .13     (.68)    .35      .33     .08
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations        .58     (.21)    .84      .84     .60
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                  (.45)    (.47)   (.49)    (.51)   (.52)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                             --     (.22)   (.15)    (.12)   (.14)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                    (.45)    (.69)   (.64)    (.63)   (.66)
--------------------------------------------------------------------------------
Net asset value, end of year            $9.85    $9.72  $10.62   $10.42  $10.21
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                     6.15    (2.13)   8.27     8.37    5.83
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                             70,265   84,757 100,431   99,051 105,028
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.00      .88     .85      .83     .84
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            .99      .88     .85      .83     .84
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               4.80     4.57    4.65     4.92    5.00
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                21       56      70       87     119
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper Florida Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
Year ended August 31,                    2000    1999     1998    1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year      $9.71   $10.60  $10.40   $10.19  $10.26
                                       -----------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income                   .38      .39     .40      .42     .43
--------------------------------------------------------------------------------
  Net realized and unrealized gain        .12     (.67)    .35      .33     .07
  (loss) on investment transactions
                                       -----------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations         .50    (.28)    .75      .75     .50
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                  (.38)    (.39)   (.40)    (.42)   (.43)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                             --    (.22)   (.15)    (.12)   (.14)
                                       -----------------------------------------
--------------------------------------------------------------------------------
  Total distributions                    (.38)    (.61)   (.55)    (.54)   (.57)
                                       -----------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year            $9.83    $9.71  $10.60   $10.40  $10.19
                                       -----------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                     5.32   (2.85)    7.38     7.48    4.84
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                              5,915    6,474   6,379    4,226   2,752
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.77     1.69    1.68     1.65    1.68
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.76     1.69    1.68     1.65    1.68
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               4.03     3.76    3.82     4.10    4.16
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                21       56      70       87     119
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper Florida Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
Year ended August 31,                 2000     1999     1998     1997      1996
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $9.71   $10.60   $10.41   $10.20   $10.26
                                    --------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)          .38      .39      .40      .42      .43
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     .12     (.67)     .34      .33      .08
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations      .50     (.28)     .74      .75      .51
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                (.38)    (.39)    (.40)    (.42)    (.43)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           --     (.22)    (.15)    (.12)    (.14)
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                  (.38)    (.61)    (.55)    (.54)    (.57)
                                    --------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year          $9.83    $9.71   $10.60   $10.41   $10.20
                                    --------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                   5.34    (2.84)    7.26     7.49     4.97
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                            1,199    1,249      721      568      325
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.74     1.68     1.69     1.64     1.64
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.73     1.68     1.69     1.64     1.64
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                             4.06     3.76     3.81     4.11     4.20
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              21       56       70       87      119
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper New York Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
Year ended August 31,                 2000     1999     1998     1997      1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year  $10.22   $11.11   $10.93   $10.66    $10.80
                                   --------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)         .47      .49      .53      .56       .56
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    .17     (.63)     .36      .36        --
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations     .64     (.14)     .89      .92       .56
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income               (.47)    (.49)    (.53)    (.56)     (.56)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          --     (.26)    (.18)    (.09)     (.14)
                                    --------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                 (.47)    (.75)    (.71)    (.65)     (.70)
                                    --------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year        $10.39   $10.22   $11.11   $10.93    $10.66
                                    --------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                  6.50   (1.52)     8.44     8.77      5.26
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                         200,806  235,800  268,155  272,777   294,121
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         .89      .88      .84      .83       .83
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         .88      .88      .84      .83       .83
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            4.68     4.49     4.81     5.15      5.15
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             26       69       77       92       104
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

Kemper New York Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
Year ended August 31,                    2000    1999     1998    1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year      $10.23   $11.13  $10.94   $10.66 $10.80
                                       -----------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)             .38      .39     .44      .47    .47
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        .17     (.64)    .37      .37     --
                                       -----------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations         .55     (.25)    .81      .84    .47
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                   (.38)    (.39)   (.44)    (.47)  (.47)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              --     (.26)   (.18)    (.09)  (.14)
                                       -----------------------------------------
--------------------------------------------------------------------------------
  Total distributions                     (.38)    (.65)   (.62)    (.56)  (.61)
                                       -----------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year            $10.40   $10.23  $11.13   $10.94 $10.66
                                       -----------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                      5.60    (2.44)   7.65     7.96   4.36
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                              11,795   13,674  12,390   10,184  7,007
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.71     1.73    1.67     1.67   1.69
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.70     1.73    1.67     1.67   1.69
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                3.86     3.64    3.98     4.31   4.29
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 26       69      77       92    104
--------------------------------------------------------------------------------

(a)      Total return does not reflect the effect of sales charges.

Kemper New York Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
Year ended August 31,                  2000     1999    1998     1997    1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year    $10.21  $11.10   $10.92  $10.65   $10.79
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income                  .39     .40      .44     .47      .47
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .17   (.63)      .36     .36       --
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .56   (.23)      .80     .83      .47
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                (.39)   (.40)    (.44)   (.47)    (.47)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --   (.26)     (.18)   (.09)    (.14)
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.39)  (.66)     (.66)   (.56)    (.61)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year          $10.38 $10.21    $11.10  $10.92   $10.65
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                    5.64  (2.33)     7.56    7.87     4.38
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                             3,541   3,968    3,775   2,973    1,218
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.70    1.71     1.67    1.65     1.67
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.69    1.71     1.67    1.65     1.67
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              3.87    3.65     3.98    4.33     4.31
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               26      69       77      92      104
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

Kemper Ohio Tax-Free Income Fund -- Class A

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year     $9.97   $10.54  $10.22    $9.93    $9.81
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)           .46      .46     .47      .47      .48
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.01)    (.53)    .39      .32      .12
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .45     (.07)    .86      .79      .60
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.46)    (.46)   (.47)    (.47)    (.48)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.04)   (.07)    (.03)      --
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.46)    (.50)   (.54)    (.50)    (.48)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year           $9.96    $9.97  $10.54   $10.22    $9.93
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                    4.58    (.66)    8.57     8.17     6.16
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                            24,319   30,324  31,731   29,931   29,496
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.01      .94     .87      .89      .91
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.00      .94     .87      .89      .91
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              4.68     4.38    4.51     4.69     4.78
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                9       29      15       52       86
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

Kemper Ohio Tax-Free Income Fund -- Class B

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year     $9.97   $10.54  $10.22    $9.93    $9.81
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)           .38      .38     .38      .39      .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.02)    (.53)    .39      .32      .12
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .36     (.15)    .77      .71      .51
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.38)    (.38)   (.38)    (.39)    (.39)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.04)   (.07)    (.03)      --
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.38)    (.42)   (.45)    (.42)    (.39)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year           $9.95    $9.97  $10.54   $10.22    $9.93
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                    3.73   (1.55)    7.69     7.29     5.30
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in
thousands)                            11,132   12,658  11,100    9,147    7,330
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.83     1.74    1.69     1.70     1.73
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.82     1.74    1.69     1.70     1.73
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              3.86     3.57    3.69     3.88     3.96
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                9       29      15       52       86
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

Kemper Ohio Tax-Free Income Fund -- Class C

--------------------------------------------------------------------------------
Year ended August 31,                   2000    1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of year     $9.97   $10.54  $10.22    $9.93    $9.81
                                      ------------------------------------------
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income (loss)           .38      .37     .38      .39      .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.01)    (.53)    .39      .32      .12
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations       .37     (.16)    .77      .71      .51
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                 (.38)    (.37)   (.38)    (.39)    (.39)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --     (.04)   (.07)    (.03)      --
                                      ------------------------------------------
--------------------------------------------------------------------------------
  Total distributions                   (.38)    (.41)   (.45)    (.42)    (.39)
                                      ------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of year           $9.96    $9.97  $10.54   $10.22    $9.93
                                      ------------------------------------------
--------------------------------------------------------------------------------
Total return (%) (a)                    3.74    (1.48)   7.70     7.32     5.28
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of year ($ in          2,356    1,882   1,010      390      274
thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.81     1.77    1.67     1.68     1.74
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.80     1.77    1.67     1.68     1.74
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          3.88     3.53    3.71     3.90     3.95
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                9       29      15       52       86
--------------------------------------------------------------------------------

(a)  Total return does not reflect the effect of sales charges.

How to Invest in the Funds


The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


Offered in this prospectus are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


----------------------------------------------------------------------------------
Classes and features                      Points to help you compare
----------------------------------------------------------------------------------

Class A

o Sales charges of up to 4.50% (2.75%     o Some investors may be able to reduce
  for Kemper Intermediate Municipal Bond    or eliminate their sales charges;
  Fund) charged when you buy shares         see next page

o In most cases, no charges when you      o Total annual expenses are lower than
  sell shares                               those for Class B or Class C

o No distribution fee
----------------------------------------------------------------------------------

Class B

o No charges when you buy shares          o The deferred sales charge rate falls to
                                            zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% distribution fee
----------------------------------------------------------------------------------

Class C

o No charges when you buy shares          o The deferred sales charge rate is lower,
                                            but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 0.75% distribution fee
----------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:



                        Sales charge as a     Sales charge as a
                        percent of offering   percent of your net
Your investment         price                 investment*
---------------------------------------------------------------------
All funds except Intermediate Municipal Bond Fund
---------------------------------------------------------------------
Up to $100,000          4.50%                 4.71%
---------------------------------------------------------------------
$100,000-$249,999       3.50                  3.63
---------------------------------------------------------------------
$250,000-$499,999       2.60                  2.67
---------------------------------------------------------------------
$500,000-$999,999       2.00                  2.04
---------------------------------------------------------------------
$1 million or more      0.00**                0.00**
---------------------------------------------------------------------



Intermediate Municipal Bond Fund only
---------------------------------------------------------------------
Up to $100,000          2.75%                  2.83%
---------------------------------------------------------------------
$100,000-$249,999       2.50                   2.56
---------------------------------------------------------------------
$250,000-$499,999       2.00                   2.04
---------------------------------------------------------------------
$500,000-$999,999       1.50                   1.52
---------------------------------------------------------------------
$1 million or more      0.00**                 0.00**
---------------------------------------------------------------------

*    Rounded to nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")


o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")


o you are investing a total of $100,000 or more in several Kemper funds at once ("combined purchases")


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets during each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


Year after you bought shares        CDSC on shares you sell
---------------------------------------------------------------------
First year                          4.00%
---------------------------------------------------------------------
Second or third year                3.00
---------------------------------------------------------------------
Fourth or fifth year                2.00
---------------------------------------------------------------------
Sixth year                          1.00
---------------------------------------------------------------------
Seventh year and later              None (automatic conversion to
                                    Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------


Class B shares can make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.


Unlike Class B shares, Class C shares do not automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:


Year after you bought shares        CDSC on shares you sell
---------------------------------------------------------------------
First year                          1.00%
---------------------------------------------------------------------
Second year and later               None
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."


----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs


$50 or more with an Automatic Investment  $50 or more with an Automatic
Plan                                      Investment Plan, payroll deduction or
                                          direct deposit
----------------------------------------------------------------------------------
Through a financial representative


o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check and an investment slip
                                            to us at the appropriate address
o Send it to us at the appropriate          below
  address, along with an investment check
                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
----------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments, call
                                            (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.


----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
                                          over $50,000, can only be ordered in
$100 or more for exchanges between        writing with a signature guarantee; if
existing accounts                         you're in doubt, see page 58

----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
----------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a      o To set up regular cash payments from
  Kemper fund account, call                 a Kemper fund account, call
  (800) 621-1048                            (800) 621-1048
----------------------------------------------------------------------------------
On the internet

o Follow the instructions at              o Follow the instructions at
  www.kemper.com                            www.kemper.com
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.


In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.


Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares you'll generally receive the dividend for the day on which your shares were sold. The level of income dividends will vary from one class to another based on the class' fees and expenses.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.



Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:


o    the death or disability of an account owner (including a joint owner)

o withdrawals made through a systematic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account.

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission


In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:


o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

o    Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Dividends from these funds are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of each fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the funds:


Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o taxable income dividends you receive from a fund
---------------------------------------------------------------------
o long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents please contact Kemper or the SEC (see below). If you're a shareholder and have questions, please contact Kemper. Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
1-202-942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048



SEC File Numbers

Kemper Intermediate Municipal Bond Fund    811-2353

Kemper Municipal Bond Fund                 811-2353

Kemper California Tax-Free Income Fund     811-3657

Kemper Florida Tax-Free Income Fund        811-3657

Kemper New York Tax-Free Income Fund       811-3657

Kemper Ohio Tax-Free Income Fund           811-3657



Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                          KEMPER TAX-FREE INCOME FUNDS


           Kemper National Tax-Free Income Series ("National Trust"):
                  Kemper Municipal Bond Fund ("Municipal Fund")
     Kemper Intermediate Municipal Bond Fund ("Intermediate Municipal Fund")


              Kemper State Tax-Free Income Series ("State Trust"):
           Kemper California Tax-Free Income Fund ("California Fund")
              Kemper Florida Tax-Free Income Fund ("Florida Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                 Kemper Ohio Tax-Free Income Fund ("Ohio Fund")
                        (collectively the "State Funds")














                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, as amended from time to time, a copy of which may be obtained without charge by contacting Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report to Shareholders of each Fund, dated August 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page

INVESTMENT OBJECTIVES AND POLICIES................................................................................1

   Special Considerations Relating to New York Municipal Obligations.............................................13

Additional Information About Investment Techniques...............................................................32

INVESTMENT RESTRICTIONS..........................................................................................43

NET ASSET VALUE..................................................................................................45

PURCHASE AND REDEMPTION OF SHARES................................................................................46

   Purchase of Shares............................................................................................46

   Redemption and Repurchase of Shares...........................................................................50

   Special Features..............................................................................................54

   Additional Transaction Information............................................................................57

   Performance...................................................................................................59

   Capital Structure.............................................................................................68

   Master/Feeder Structure.......................................................................................70

ADVISOR .........................................................................................................70

   Advisor ......................................................................................................70

   Code of Ethics................................................................................................72

   Officers and Trustees.........................................................................................75

PORTFOLIO TRANSACTIONS...........................................................................................90

   Brokerage Commissions.........................................................................................90

   Portfolio Turnover............................................................................................91

FINANCIAL STATEMENTS.............................................................................................92


                       INVESTMENT OBJECTIVES AND POLICIES


Except as otherwise indicated, each Fund's objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that the Funds will achieve their respective objectives.


Kemper Tax-Free Income Funds are two open-end management investment companies ("Trusts"), Kemper National Tax-Free Income Series (the "National Trust") and Kemper State Tax-Free Income Series (the "State Trust"), that together offer a choice of six investment portfolios ("Funds"). The National Trust consists of two "National Funds" that invest primarily in Municipal Securities and have different portfolio maturity policies and the State Trust consists of four "State Funds" that invest primarily in the Municipal Securities of a particular state.


Under normal conditions, as a fundamental investment policy, each Fund will maintain at least 80% of its investments in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes ("Municipal Securities"). The Funds may invest in "private activity bonds." The Funds currently do not consider private activity bonds to be Municipal Securities for purposes of the 80% limitation. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds.


Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and, in the case of certain State Funds, from income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.


KEMPER MUNICIPAL BOND FUND ("Municipal Fund"). The Municipal Fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital. It pursues its objective, through investment in a professionally managed, diversified portfolio of Municipal Securities. The dollar-weighted average portfolio maturity of the Municipal Fund is expected normally to be longer than 10 years, although it is not limited as to portfolio maturity. For the Municipal Fund, all Municipal Securities will be rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization (as designated by the Securities and Exchange Commission), provided that up to 10% of the Municipal Fund's net assets may be invested in Municipal Securities that are lower rated or unrated ("junk bonds"). From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year. The Fund does not intend to invest more than 25% of its total assets in any one state.


KEMPER INTERMEDIATE MUNICIPAL BOND FUND ("Intermediate Municipal Fund"). The Intermediate Municipal Fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital. The Fund pursues its objective through investment in a professionally managed, diversified portfolio of Municipal Securities. As a non-fundamental policy, the dollar-weighted average portfolio maturity of the Intermediate Municipal Fund, under normal market conditions, will be between 3 and 10 years. All Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor , provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year. The Fund does not intend to invest more than 25% of its total assets in any one state.


KEMPER CALIFORNIA TAX-FREE INCOME FUND ("California Fund") seeks a high level of current income exempt from federal and California state income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor , provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.


KEMPER FLORIDA TAX-FREE INCOME FUND ("Florida Fund") seeks a high level of current income exempt from federal income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor , provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.


KEMPER NEW YORK TAX-FREE INCOME FUND ("New York Fund") seeks a high level of current income exempt from federal, New York State and New York City income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor , provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.


KEMPER OHIO TAX-FREE INCOME FUND ("Ohio Fund") seeks a high level of current income exempt from federal and Ohio state income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Funds' Advisor , provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions.


In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.

Portfolio Maturity. There are market and investment risks with any security and a Fund's return and net asset value will fluctuate over time. Normally, the value of a Fund's investments varies inversely with changes in interest rates. There can be no assurance that the objective of any Fund will be achieved.


The maturity of a security held by a Fund will generally be considered to be the time remaining until repayment of the principal amount of such security, except that a security will be treated as having a maturity earlier than its stated maturity date if it has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Fund's Advisor , will result in the security being valued in the market as though it has the earlier maturity. Intermediate-term securities generally are more stable and less susceptible to changes in market value than longer-term securities although in most cases they offer lower yields than securities with longer maturities. A Fund, other than the Intermediate Municipal Fund, may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor 's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. However, it is anticipated that, under normal market conditions, each such Fund will invest primarily in long-term Municipal Securities (generally, maturities of 15 years or more), except that the Intermediate Municipal Fund, under normal market conditions, will maintain a dollar weighted average portfolio maturity between 3 and 10 years. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities.


State-Specific Risk Factors. The following information as to certain risk factors is given to investors because each State Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

ALL TO BE UPDATED

California Fund. As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in

California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

1995-96 through 1997-98 Fiscal Years

With the end of the recession of the early 1990's and a growing economy beginning in 1994, the State's financial condition improved markedly through a combination of increasing revenues, slowdown in growth of social welfare programs, and continued spending restraint. The last of the recession-induced budget deficits was repaid, allowing the State's Special Fund for Economic Uncertainties (the "SFEU") to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also improved and no deficit borrowing occurred over the last four fiscal years.

The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (approximately $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was eliminated.

1998-99 Fiscal Year Budget

The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF was reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, and less in future years), a nonrefundable renter's tax credit ($133 million), and various targeted business tax credits ($106 million).

Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, approximately $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, previously deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9.

Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

The budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in nine years.


Funding for the judiciary and criminal justice programs increased approximately 11 percent over 1997-98; primarily to reflect increased State support for local trial courts and rising prison population.


Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

1999-2000 Fiscal Year Budget

On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-

99 and FY 1999-2000 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-2000, with a $415 million SFEU reserve at June 30, 2000.

The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-2000. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

The principal features of the 1999 Budget Act include the following:

Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities.


Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at the University of California and the California State University System will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.


The Budget included increased funding of nearly $600 million for health and human services.

About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-2000 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year.

A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the

State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.


Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, 69 Cal. Rptr. 2d 862 (Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior January 1, 1995 against challenge.

Assembly Bill 1362 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995, was vetoed by the Governor on October 11, 1997. The California State Senate had passed the Bill on May 16, 1996 and the California State Assembly had passed the bill on September 11, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.



Florida Fund. As described in the Florida Fund's prospectus, the Fund will invest in securities issued by the State of Florida or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of Florida. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on Florida securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries. This trend is expected to continue. Florida's growth was close to three times the national average during the 1980's. This growth rate raised concerns about the need for resource management and conservation. The growth rate of Florida is expected to remain well above average for the indefinite future. According to the 1990 census report, Florida was the fourth most populous state in the nation with a population of 12.9 million. This represented an increase of 31% over its 1980 population of 9.7 million. Florida's population is expected to be 15.5 million by the year 2000 and to increase another 15% to almost 18 million persons by the year 2010. Florida's growth rate of about 1.95% is almost twice the national average. Increases in State revenues will be necessary to meet the increased burdens on the various public and social services provided by the State of Florida.

Florida's ability to increase revenues and meet the needs of its population will depend in part on its ability to foster business and economic growth as well as to diversify its economy beyond its traditional reliance on agriculture and tourism. The current Florida Department of Labor and Employment Security statistics show that the State's non-farm labor force grew by 3.7% between October 1998 and October 1999, to a total of 6.9 million jobs. The growth in Florida's service industry, including health care and business services, adds to the diversification of Florida's economy. Tourism continues to be an important element of Florida's economy and the number of out-of-state visitors grew 3.7% during 1998 to a total of 48.7 million people visiting the state that year. The number of tourists visiting Florida is affected by such factors as the weather in the northern states, the political and economic climate in foreign countries from which visitors come to Florida (e.g. Canada and South America) and the general state of the U.S. economy.

Another important element of Florida's growth is the construction industry. After a slight decline in 1996, total construction spending in Florida rebounded in 1997 with the total growing 9.5% (5.9% after adjustment for inflation). Spending growth for construction is projected to growth 3.8% for the full year 1998 - an increase of 1.7% on an inflation-adjusted basis. It is then expected to slow to a growth of 1.1% in 1999 - a decline of 0.7% after adjustment for inflation.

In 1992, Florida voters approved a constitutional amendment referred to as "Save Our Homes." This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.


Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Further, in any given fiscal year state revenues may not grow more than the average annual growth rate in personal income over the prior five-year period. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and sales and use taxes. These taxes are a major source of funds to meet Florida expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.


The greatest single source of state tax receipts is the sales and use tax. This is projected to amount to $13.5 billion for fiscal year 1999-2000. The sales and use tax is 6%. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected. In addition, local governments may (by referendum) assess a 1% sales surtax within their county.

Despite Florida's rapid growth and recent acceleration in debt financing, the State's debt burden remains lower than that of other large population states. Net debt payable from state revenues as of June 30, 1998 is $577.68 per capita.

Fiscal year 1998 has benefited from a continued strong economy. The corporate income tax and the sales tax have consistently outpaced budgeted amounts. An additional $280 million has been added to the year's total revenues during the month of October.



Florida's 1997 tobacco settlement, as amended in 1998, is expected to total approximately $13 billion over a 25 year period. The settlement anticipates that the State of

Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State,

and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. As of June 30, 1999, the State had received approximately $1 billion of the settlement. The Tobacco Settlement Clearing Trust Fund was created by law effective May 26, 1999, and unencumbered tobacco funds were deposited into the fund and invested by the State Board of Administration.


The State's economy should continue to benefit from good population growth, economic diversification and an increase in foreign trade. These positive economic factors combined with the State's moderate debt burden suggest a certain level of stability in the State's credit outlook.

As of mid-December 1999, the State's general obligation debt was rated Aa2 by Moody's and AA+ by S&P.

New York Fund. As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions.
The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.


Special Considerations Relating to New York Municipal Obligations

Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

The forecast of the State's economy shows continued expansion throughout 2000. Most major sectors recorded significant employment gains for the first quarter of 2000, with the services sector accounting for most of the increase. Much of this increase occurred in business services. The employment growth rate in 2000 is expected to be 2.1 percent, which, although lower than 1999's 2.6 percent, represents another strong year relative to recent historical performance. The unemployment rate is expected to be 4.9 percent in 2000, down from 5.1 percent in 1999. Personal income is expected to rise 6.1 percent in 2000, with a 7.5 percent increase in wages. Two major factors are working to produce this impressive growth in wages. One is the overall tightness in the labor market, and the other is strong growth in financial sector bonus payments.

Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

There  can  be  no  assurance   that  the  State  economy  will  not  experience
worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund
("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all Governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

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General Fund receipts and transfers  from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's


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general obligation long-term  indebtedness.  On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities.

Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

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

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.




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                                       27
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Ohio Fund. As described  above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the
State,  or  agencies  or   instrumentalities  of  the  State  or  its  political
subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


Ohio is the seventh most populous state. The 1990 Census count of 10,847,100 indicated a 0.5% population increase from 1980. The Census estimate for 1999 was 11,256,700.


While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years (except 1999) the annual State rates were below the national rates (4.3% vs. 4.5% in 1998, 4.3% vs. 4.2% in 1999, and with State rates slightly higher than national rates in January through March 2000 but the same or slightly lower in April through August)). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.


A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.


None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.


The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which , after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.

The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June, 1999and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bill versions as passed by the House and the Senate and in the acts as passed and signed.

From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income reduction fund and $49 million to the BSF. The BSF had an October 5, 2000 balance of slightly over $1 billion.


The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


By 16 constitutional amendments approved from 1921 to date (the latest in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At October 5, 2000, over $1.2 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($29.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.07 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($131.4 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($130.1 million outstanding as of October 5, 2000) and facilities for state supported and assisted institutions of higher education ($150 million outstanding, with an additional $150 million in the process of sale).

That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

The General Assembly has placed on the November 2000 ballot a proposed constitutional amendment that would authorize the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes would be State general obligations, and those for revitalization purposes would be special obligations of the State payable from revenues and receipts to be designated by the General Assembly.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5billion of which were outstanding at October 5, 2000.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of October 5, 2000) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2000) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts (as of October 5,
2000) on  voter-authorized  income  taxes,  for  significant  portions  of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000 the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, did not comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintains continuing jurisdiction, and has scheduled for June 2001 further review by it of State responses to its ruling. With particular respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in its view insufficient.



A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million for one), $113.2 million (including $90 million to one for restructuring its prior loans).

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) ""} As of October 5, 2000, six municipalities were in "fiscal emergency" status and two in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to 10 districts with three on preliminary "fiscal watch" status.


At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

o        the issuer is organized under the laws of an emerging market country;

o the issuer's principal securities trading market is in an emerging market; or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

o Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Manager takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results.

               Additional Information About Investment Techniques


The following section includes disclosure about investment practices and techniques which may be utilized by one or more funds described in this Statement of Additional Information. The name of each fund authorized to utilize the technique precedes its discussion. Specific limitations and policies regarding the use of these techniques may be found in each fund's "Investment Objective and Policies" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the AdvisorAdvisor , in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Fund in shares of the Central Funds will be in accordance with each Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Advance Refunded Bonds. The Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Securities that have been refunded prior to purchase by the Fund.

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund


High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor Advisor . These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. [See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics].

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high-risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor Advisor 's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.


A portion of the junk bonds acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund


Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Manager. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).


Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund


Inverse Floaters. Each of the Funds may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.


Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund


Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor Advisor
 . Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or
(iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor Advisor , the interest from such participations is exempt from regular federal income tax and state income tax, if applicable, for the Fund.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.


Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Advisor Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.




Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal  bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.


Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the Fund's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Fund believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.


Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor Advisor 's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor Advisor 's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor Advisor . The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may  purchase  and sell call  options  on  securities  including  U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor Advisor , it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor Advisor 's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Manager and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Manager. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.


OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Kemper Municipal Bond Fund
Kemper Intermediate Municipal Bond Fund
Kemper California Tax-Free Income Fund
Kemper Florida Tax-Free Income Fund
Kemper New York Tax-Free Income Fund
Kemper Ohio Tax-Free Income Fund

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Municipal Fund and the Intermediate Municipal Fund have elected to be classified as diversified series of an open-end investment company. The California Fund, the Florida Fund, the New York Fund and the Ohio Fund have elected to be classified as non-diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, each Fund will not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. Each Fund may not:

         (1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

         (7) lend portfolio securities in an amount greater than 5% of its total assets; and


Invest more than 15% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                                 NET ASSET VALUE


The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A and Class I shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

Debt securities, other than money market instruments, are valued at prices supplied by a Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued by their amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor Advisor may calculate the price of that debt security, subject to limitations established by the Board.


An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


Fund Accounting Agent. Scudder Fund Accounting Corporation, ("SFAC"), Two International Place, Boston, MA 02110, a subsidiary of The Advisor , is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds.

                        PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify which class of shares the order is for.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                            Annual 12b-1 Fees
                                                            (as a % of average
                              Sales Charge                  daily net assets)                Other Information
                              ------------                  -----------------                -----------------

Class A         Maximum initial sales charge of 4.5% of            None           Initial sales charge waived or reduced
                the public offering price (2.75% for                              for certain purchases
                the Intermediate Municipal Fund)
Class B         Maximum contingent deferred sales                 0.75%           Shares convert to Class A shares six
                charge of 4% of redemption proceeds;                              years after issuance
                declines to zero after six years
Class C         Contingent deferred sales charge of 1%            0.75%           No conversion feature
                of redemption proceeds for redemptions
                made during first year after purchase
Class I         None                                               None

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                     Kemper Intermediate Municipal Bond Fund

                                                               Sales Charge
                                                               ------------
                                                                                          Allowed to Dealers as a
                                           As a Percentage of    As a Percentage of            Percentage of
           Amount of Purchase                Offering Price       Net Asset Value*             Offering Price
           ------------------                --------------       ----------------             --------------

                                       46

Less than $100,000                                 2.75%                 2.83%                      2.25%
$100,000 but less than $250,000                    2.50                  2.56                       2.00
$250,000 but less than $500,000                    2.00                  2.04                       1.75
$500,000 but less than $1 million                  1.50                  1.52                       1.25
$1 million and over                                0.00**                0.00**                     ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.


                           Kemper Municipal Bond Fund
                     Kemper California Tax-Free Income Fund
                       Kemper Florida Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund

                                  Sales Charge
                                  ------------
                                                                                    Allowed to Dealers as
                                           As a Percentage     As a Percentage of      a Percentage of
           Amount of Purchase             of Offering Price     Net Asset Value*        Offering Price
           ------------------             -----------------     ---------------         --------------

Less than $100,000                               4.50%                  4.71%               4.00%
$100,000 but less than $250,000                  3.50                   3.63                3.00
$250,000 but less than $500,000                  2.60                   2.67                2.25
$500,000 but less than $1 million                2.00                   2.04                1.75
$1 million and over                              0.00**                 0.00**              ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.


Each Fund receives the entire net asset value of all its Class A shares sold. Kemper Distributors, Inc. ("KDI"), the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by any purchaser provided that the amount invested in such Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features". The Large Order NAV Purchase Privilege for certain Kemper Mutual Funds also applies to purchases by certain participant-directed retirement plans as described in their respective Statements of Additional Information. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under a Fund's foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of class R shares of certain Scudder funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.




Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.



The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Advisor Advisor and Underwriter."


Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Advisor Advisor and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.

General. Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. Net investment income is allocated to those shares for which payment has been received. To begin accruing dividends as soon as possible, purchasers may wire payment to the sub-custodian, United Missouri Bank of Kansas City, N.A., 10th and Grand Avenue, Kansas City, Missouri 64106.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.


Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.


Redemption and Repurchase of Shares

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each class does not result in a Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.


The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).


Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts.

Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemption of shares of a shareholder (including a registered joint owner) who has died; (b) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (c) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (d) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                     Contingent Deferred
       Year of Redemption After Purchase                 Sales Charge
       ---------------------------------                 ------------

First                                                         4%
Second                                                        3%
Third                                                         3%
Fourth                                                        2%
Fifth                                                         2%
Sixth                                                         1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), and (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below)

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemption of shares of a shareholder (including a registered joint owner) who has died; (b) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and (c) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed Kemper Mutual Funds. A shareholder of a Fund or Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Special Features


Class A Shares  --  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income and Capital Preservation Fund, Kemper Intermediate Municipal Bond Fund, Kemper International Fund, Kemper International Research Fund, Kemper Large Company Growth Fund (currently available only to employees of The Advisor Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New Europe Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio
Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of The Advisor Investments, Inc.; not available in all states), , Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper S&P 500 Index Fund, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of The Advisor Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Strategic Income Fund, Kemper Target 2010 Fund, Kemper Target 2011 Fund , Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities
Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman Financial Services Fund and Kemper-Dreman High Return Equity Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt

California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.


General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy of exchanges of $1,000,000 or less if, in the Advisor Advisor 's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.


Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares, Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Additional Transaction Information

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a class of a Fund normally are permitted to continue to purchase additional shares of such class or Fund and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

Dividends. All the net investment income of a Fund is declared daily as a dividend on shares for which the Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly and dividends of net realized capital gains will be distributed annually.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A and Class I shares primarily as a result of the distribution services fee applicable to Class B and Class C shares.

Distributions of capital gains, if any, will be paid in the same amount for each class.

A Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Trust determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

         (2)      To receive both income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares", "Special Features--Class A Shares--Combined Purchases", for a list of such other Kemper Funds. To use this privilege of investing a Fund's dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Performance


The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by The Advisor may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "yield," "tax equivalent yield," "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. In certain cases, The Advisor has waived or reduced its management fee and absorbed certain operating expenses for some of the Funds for the periods and to the extent specified in the prospectus and this Statement of Additional Information. See " Investment Advisor and Underwriter." Because of these waivers and expense absorptions, the performance results for such Funds may be shown with and without the effect of these waivers and expense absorptions. Performance results not giving effect to waivers and expense absorptions will be lower. Certain performance information set forth in this section for the New York Fund are for the predecessor of the New York Fund, also named "Kemper New York Tax-Free Income Fund."


Yield is a measure of the net investment income per share earned by a Fund over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares (which is net asset value for Class B, Class C, and Class I) at the end of the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal income tax bracket for the

Municipal Fund, the Intermediate Municipal Fund, or the Florida Fund, in a stated combined federal and state income tax bracket for the California Fund, and the Ohio Fund, and in a stated combined federal, New York State and New York City income tax bracket for the New York Fund. The tax equivalent yield for the Florida Fund does not include the potential effect of an exemption from the Florida intangibles tax. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yields are shown below based upon the one-month period ended September 30, 2000 for the Municipal and Intermediate Municipal Funds and August 31, 2000 for the State Funds.

                                           Class A Shares         Class B Shares      Class C Shares
                                           --------------         --------------      --------------

Municipal Fund                                   %                       %                   %
Intermediate Municipal Fund                      %                       %                   %
California Fund                                  %                       %                   %
Florida Fund                                     %                       %                   %
New York Fund                                    %                       %                   %
Ohio Fund                                        %                       %                   %

A Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                         YIELD = 2 [ (a - b +1 )^6 - 1]
                                      -----
                                       cd
Where:
         A       =     dividends and interest earned during the period.
         B       =     expenses accrued for the period (net of reimbursements).
         C       =     the  average  daily  number of shares  outstanding
                       during  the  period  that wereentitled to receive
                       dividends.
         D       =     the maximum  offering price per share on the
                       last day of the period (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, each Trust follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Trust uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Each Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The California Fund's, New York Fund's, and Ohio Fund's Class A shares' tax equivalent yield is computed by dividing that portion of the Fund's Class A shares' yield (computed as described above) that is tax-exempt by one minus the stated combined federal, state and, if applicable, city income tax rate and adding the result to that portion, if any, of the yield of the Class A shares of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below. The tax equivalent yields for the Municipal and Intermediate Municipal Funds for the one-month period ended September 30, 2000 and for the State Funds for the one-month period ended August 31, 2000 are set forth below.

Fund -- Tax Type (Marginal Rate)                         Class A Shares      Class B Shares      Class C Shares
----    ------------------------                         --------------      --------------      --------------

Municipal -- Federal (37.1%)                                   %                    %                  %
Intermediate Municipal Fund -- Federal (37.1%)                 %                    %                  %
California -- Combined (42.9%)                                 %                    %                  %
California -- Federal only (37.1%)                             %                    %                  %

                                       60

Florida -- Federal only (37.1%)                                %                    %                  %
New York -- Combined (44.2%)                                   %                    %                  %
New York -- Federal only (37.1%)                               %                    %                  %
Ohio -- Combined (41.2%)                                       %                    %                  %
Ohio -- Federal only (37.1%)                                   %                    %                  %

A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares would be reduced if such charge were included. Total return figures for various periods are set forth in the table below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not necessarily representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% (2.75% for the Intermediate Municipal Fund) of the offering price. Class B, Class C, and Class I shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at the then current net asset value of the Fund, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Bond Index, and may also be compared to the performance of other fixed income, state municipal bond funds (as applicable) or general municipal bond mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index? or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, IBC's Money Fund Report? or Money Market Insight?, reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return, and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Policies and Techniques -- Additional Investment Information," option writing can limit the potential for capital appreciation.


                           KEMPER MUNICIPAL BOND FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to September 30, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period April 20, 1976 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      MUNICIPAL FUND -- SEPTEMBER 30, 2000*

                                         1 year            5 Years        10 Years   Life of Class
       Average Annual Total              ------            -------        --------   ------------
           Return Table
           ------------


                                       62

Class A Shares                              %                                                          Since 4/20/76
Class B Shares                                                %              %             %           Since 5/31/94
Class C Shares                              %                N/A            N/A           N/A          Since 5/31/94

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, April 20, 1976 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

                INTERMEDIATE MUNICIPAL FUND -- SEPTEMBER 30, 2000

       Average Annual Total
           Return Table               1 year    5 Years    10 Years  Life of Class
           ------------               ------    -------    --------  -------------
          Class A Shares                %                                               Since 4/20/76
          Class B Shares                           %          %            %            Since 5/31/94
          Class C Shares                %         N/A        N/A          N/A           Since 5/31/94

*        Since November 1, 1994 for all classes.

                     KEMPER CALIFORNIA TAX-FREE INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to August 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period February 17, 1983 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       CALIFORNIA FUND -- AUGUST 31, 2000*

        Average Annual
      Total Return Table          1 year     5 Years    10 Years    Life of Class
      ------------------          ------     -------    --------    -------------
        Class A Shares             3.18%      4.98%       6.73%         8.12%             Since 2/17/83
        Class B Shares             4.14       4.95%        N/A          5.41%             Since 5/31/94
        Class C Shares            7..34%      5.01%        N/A          5.29%             Since 5/31/94

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, February 17, 1983 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994

                       KEMPER FLORIDA TAX-FREE INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to August 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period April 25, 1991 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         FLORIDA FUND -- AUGUST 31, 2000*

  Average Annual total
      Return Table              1 year    5 Years   Life of Class
      ------------              ------    -------   -------------
     Class A Shares             1.36%      4.27%        6.40%     Since 4/25/91
     Class B Shares             2.32%      4.20%        4.83%     Since 5/31/94
     Class C Shares             5.34%      4.37%        4.86%     Since 5/31/94

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, April 25, 1991 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.

                      KEMPER NEW YORK TAX-FREE INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to August 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period December 31, 1985 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        NEW YORK FUND -- AUGUST 31, 2000*

        Average Annual
      Total Return Table          1 year     5 Years    10 Years   Life of Class
      ------------------          ------     -------    --------   -------------
        Class A Shares             1.72%      4.45%      6.63%         6.76%       Since 12/31/85
        Class B Shares             2.60%      4.39%       N/A          4.82%       Since 5/31/94
        Class C Shares             5.64%      4.55%       N/A          4.81%       Since 5/31/94

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, December 31, 1985 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994

                        KEMPER OHIO TAX-FREE INCOME FUND

Performance figures for Class B and C shares of the Fund for the period May 31, 1994 to August 31, 1999 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period March 22, 1993 to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the operating expenses applicable to Class B and C shares, which may be higher or lower than those of Class A shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          OHIO FUND -- AUGUST 31, 2000*

       Average Annual
      Total Return Table         1 year     5 Years   Life of Class
      ------------------         ------     -------   -------------
        Class A Shares           -0.13%      4.35%        5.18%           Since 3/220/93
        Class B Shares            0.73%      4.27%        5.00%           Since 5/31/94
        Class C Shares            3.74%      4.46%        5.02%           Since 5/31/94

* Because Class B and C shares were not introduced until May 31, 1994, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, March 22, 1993 through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.


Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income-producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer-term market interest rate fluctuations.


Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. Each Fund's yield will also fluctuate.

Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that any class of shares of a Fund may generate. The tables are based upon the 2000 federal and state tax rates and brackets.


 Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500

                                                                               A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

$25,350-$61,400      $42,350-$102,300           28.0%            5.56     6.94     8.33     9.72   11.11      12.50
Over $61,400         Over $102,300              31.0%            5.80     7.25     8.70    10.14   11.59      13.04

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                  California and        4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

 $25,350 - $26,644   $42,350 - $53,288           32.3%           5.91     7.39     8.86    10.34   11.82    13.29
 $26,644 - $33,673   $53,288 - $67,376           33.8%           6.04     7.55     9.06    10.57   12.08    13.60
 $53,673 - $61,400   $67,376 - $102,300          34.7%           6.13     7.66     9.19    10.72   12.25    13.78
   Over $61,400        Over $102,300             37.4%           6.39     7.99     9.58    11.18   12.78    14.38

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                  N.Y. City, N.Y.       4%       5%       6%       7%      8%        9%
                                                 State
      Single               Joint         and Federal Tax Rate           Is Equivalent to a Taxable Yield of
      ------               -----         --------------------           -----------------------------------

 $25,350 - $61,400   $42,350 - $102,300          36.1%           6.26     7.82     9.39    10.95   12.52    14.08
   Over $61,400        Over $102,300             38.8%           6.54     8.17     9.80    11.44   13.07    14.78

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

 $25,350 - $40,000                               30.9%           5.79     7.24     8.68    10.13   11.58    13.02
 $40,000 - $61,400   $42,350 - $80,000           31.4%           5.83     7.29     8.75    10.20   11.66    13.12
                     $80,000 - $100,000          31.9%           5.87     7.34     8.81    10.28   11.75    13.22
                         $100,000 -              32.5%           5.93     7.41     8.89    10.37   11.85    13.33
                          $102,300
 $61,400 - $80,000                               34.2%           6.08     7.60     9.12    10.64   12.16    13.68
$80,000 - $100,000                               34.7%           6.13     7.66     9.19    10.72   12.25    13.78

                                       66

   Over $100,000       Over $102,000             35.4%           6.19     7.74     9.29    10.84   12.38    13.93


                            Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $126,600*

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

 $25,750 - $40,000                              31.09%           5.80     7.26     8.71    10.16   11.61    13.06
 $40,001 - $62,450   $43,051 - $80,000          31.61%           5.85     7.31     8.77    10.24   11.70    13.16
                     $80,001 - $100,000         32.12%           5.89     7.37     8.84    10.31   11.79    13.26
                         $100,001 -             32.79%           5.95     7.44     8.93    10.42   11.90    13.39
                          $104,050
 $62,451 - $80,000                              34.46%           6.10     7.63     9.15    10.68   12.21    13.73
$80,001 - $100,000                              34.95%           6.15     7.69     9.22    10.76   12.30    13.84
   Over $100,000       Over $104,050            35.59%           6.21     7.76     9.32    10.87   12.42    13.97


                            Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500 *

                                                                               A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

$61,400 - $128,100   $102,300 -                  31.9%           5.87     7.34     8.81    10.28   11.75    13.25
                     $155,950
$128,100 - $278,450  $155,950 - $278,450         37.1%           6.36     7.95     9.54    11.13   12.72    14.31
Over $278,450        Over $278,450               40.8%           6.76     8.45    10.14    11.82   13.51    15.21

                                                                               A Tax-Exempt Yield of:
            Taxable Income                  Your California       4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

$61,400 - $128,100   $102,300 - $155,950         38.2%           6.74     8.09     9.71    11.33   12.94    14.56
$128,100 - $278,450  $155,950 - $278,450         42.9%           7.01     8.76    10.51    12.26   14.01    15.76
Over $278,000        Over $278,450               46.3%           7.59     9.49    11.39    13.28   15.18    17.08

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                  N.Y. City, N.Y.       4%       5%       6%       7%      8%        9%
                                                 State
      Single               Joint         and Federal Tax Rate           Is Equivalent to a Taxable Yield of
      ------               -----         --------------------           -----------------------------------

$61,400 - $128.100   $102,300 - $155,950         39.6%           6.65     8.28     9.93    11.59   13.25    14.90
$128,100 - $278,450  $155,950 - $278,450         44.2%           7.17     8.96    10.75    12.54   14.34    16.13
Over $278,450        Over $278,450               47.5%           7.62     9.52    11.43    13.33   15.24    17.14

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

$100,000 - $128,100  $102,300 - $155,950         36.2%           6.27     7.84     9.40    10.97   12.54    14.11
$128,100 - $200,000  $155,950 - $200,000         41.1%           6.79     8.49    10.19    11.88   13.58    15.28
$200,000 - $278,000  $200,000 - $278,450         41.4%           6.83     8.53    10.24    11.95   13.65    15.36
Over $278,450        Over $278,450               44.8%           7.25     9.06    10.87    12.68   14.49    16.30

* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $121,200. For a married couple with an adjusted gross income between $181,800 and $304,300 (single between $121,200 and $243,700), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).

**   The  tables  do not  reflect  the  impact  of the New York  State Tax Table
     Benefit Recapture that is intended to eliminate the benefit of the graduated rate structure and applies to taxable income between $100,000 and $150,000.

 Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $126,600

                                                                               Combined A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%       7%      8%        9%
      Single               Joint           Federal Tax Rate             Is Equivalent to a Taxable Yield of
      ------               -----           ----------------             -----------------------------------

$100,000 - $130,250  $104,050 - $158,550        35.59%           6.21     7.76     9.32    10.87   12.42    13.97
$130,251 - $200,000  $158,551 - $200,000        40.26%           6.70     8.37    10.04    11.72   13.39    15.07
$200,001 - $283,150  $200,001 - $283,150        40.63%           6.74     8.42    10.11    11.79   13.47    15.16
Over $283,150        Over 283,150               43.97%           7.14     8.92    10.71    12.49   14.28    16.06

Capital Structure

The National Trust was organized under the name "Kemper Municipal Bond Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986 the Municipal Trust, pursuant to a reorganization, succeeded to the assets and liabilities of Kemper Municipal Bond Fund, Inc., a Maryland corporation organized in 1977 as a successor to Kemper Municipal Bond Fund, Ltd., a Nebraska limited partnership organized in April 1976. Effective November 1, 1994, the Trust changed its name to "Kemper National Tax-Free Income Series". Each National Fund is an open-end, diversified Fund.


The State Trust was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund". The predecessor to the New York Fund, also named "Kemper New York Tax-Free Income Fund", was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each State Fund is an open-end, non-diversified Fund.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds", all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the National Trust has two Funds that offer four classes of shares and the State Trust has eight Funds that offer three classes of shares. These are Class A, Class B and Class C shares, as well as (for the National Trust only) Class I shares, which have different expenses, which may affect performance, and that are available for purchase exclusively by the following investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of The Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of The Advisor and its investment advisory affiliates that invest at least $1 million in the National Funds: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by The Advisor that invest primarily in other investment companies. The Board of Trustees of either Trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Funds, each is known as a "series company". Shares of each Fund of a Trust have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares of each Trust are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.


Each Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) a Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


The Declaration of Trust of each Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust of a Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities". as defined in the 1940 Act.

The Declaration of Trust of each Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust of each Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust of each Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims.


Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by The Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

Master/Feeder Structure

The Board has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                                 ADVISOR ADVISOR

Advisor Advisor

Zurich Scudder Investments, Inc. (the "AdvisorAdvisor "), 354 ParK Avenue, New York, New York an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor Advisor , and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor Advisor . The Advisor Advisor 's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Advisor ) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor Advisor 's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over ] open and closed-end mutual funds.

The Advisor Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor Advisor 's clients. However, the Advisor Advisor regards this information and material as an adjunct to its own research activities. The Advisor Advisor 's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Advisor Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Advisor Advisor . Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor Advisor , that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

There is one investment management agreement for the Municipal Fund, one for the Intermediate Municipal Fund and a separate investment management agreement for each of the State Funds. The agreements are substantially the same. Pursuant to the investment management agreements, The Advisor acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The agreements provide that the Trust pays the charges and expenses of its operations including the fees and expenses of the trustees (except those who are officers or employees of The Advisor ), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues.

Each Trust bears the expenses of registration of its shares with the Securities and Exchange Commission and pays the cost of qualifying and maintaining the qualification of the Trusts' shares for sale under the securities laws of the various states ("Blue Sky expenses"). ""The Advisor has agreed to reimburse the Municipal Fund should all operating expenses of that Fund, including the compensation of The Advisor , but excluding interest, taxes, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average net assets of the Municipal Fund on an annual basis.

The Advisor has agreed to reimburse the California Fund should all operating expenses of the California Fund, including the compensation of The Advisor , but excluding taxes, interest, distribution services fees, extraordinary expenses, and brokerage commissions or transaction costs, exceed 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million on an annual basis.

The agreements provide that The Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Trusts in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of The Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreements.

Each of the investment management agreements continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees of the applicable Trust who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and by the shareholders of the Fund subject thereto or the Board of Trustees. Each agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to the investment management agreements, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.


Responsibility for overall management of each Trust rests with its Board of Trustees and officers. Professional investment supervision is provided by The Advisor . The investment management agreement for a Fund provides that The Advisor shall act as the Fund's investment adviser, manage its investments and provide the Fund with various services and facilities.


The current investment management fee rates paid by the Funds are as follows:


The Municipal Fund pays The Advisor an investment management fee, payable monthly, at the annual rate of 0.45% of the first $250 million of average daily net assets, 0.43% of average daily net assets between $250 million and $1 billion, 0.41% of average daily net assets between $1 billion and $2.5 billion, 0.40% of average daily net assets between $2.5 billion and $5 billion, 0.38% of average daily net assets between $5 billion and $7.5 billion, 0.36% of average daily net assets between $7.5 billion and $10 billion, 0.34% of average daily net assets between $10 billion and $12.5 billion and 0.32% of average daily net assets over $12.5 billion.

Each State Fund and the Intermediate Municipal Fund pay The Advisor an investment management fee, payable monthly, at the annual rate (computed separately for each State Fund and for the Intermediate Municipal Fund) of 0.55% of the first $250 million of average daily net assets, 0.52% of average daily net assets between $250 million and $1 billion, 0.50% of average daily net assets between $1 billion and $2.5 billion, 0.48% of average daily net assets between $2.5 billion and $5 billion, 0.45% of average daily net assets between $5 billion and $7.5 billion, 0.43% of average daily net assets between $7.5 billion and $10 billion, 0.41% of average daily net assets between $10 billion and $12.5 billion and 0.40% of average daily net assets over $12.5 billion.


The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.


Fund                                Fiscal 2000                Fiscal 1999                  Fiscal 1998
----                                -----------                -----------                  -----------

Municipal                                                       12,538,000                  $13,233,000
Intermediate Municipal                                            $150,000                    $ 127,000
California                          $4,239,099                  $5,174,000                   $5,352,000
Florida                               $454,274                    $563,000                     $576,000
New York                            $1,242,994                  $1,505,000                   $1,543,000
Ohio                                  $218,857                    $252,000                     $226,000





The Advisor Advisor may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Code of Ethics

The Funds, the Advisor Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the

Advisor Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor Advisor 's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor Advisor 's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor Advisor 's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.10% of the net assets in Trust accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of the net assets in Trust accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. The Fund and KDI further agree that the administrative service fee will be computed at an annual rate of 0.15 of 1% based upon the assets with respect to which KDI provides administrative services. Notwithstanding the foregoing, the administrative service fee with respect to Class A Shares shall be paid at an annual rate of (a) 0.10 of 1% of net assets of those accounts in the Fund attributable to such shares acquired prior to October 1, 1993, and (b)
0.15 of 1% of net assets of those accounts in the Fund attributable to such shares acquired on or after October 1, 1993.With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Trust. Firms to which service fees may be paid include broker-dealers affiliated with KDI. The administrative services fee may be increased to an annual rate of 0.25% of average daily net assets of any class of the Trust in the discretion of the Board of Trustees and without shareholder approval.

Administrative services fees paid by each Fund are set forth below:

                               Administrative Service Fees Paid by Fund
                               ----------------------------------------
                                                                           Total Service    Service Fees Paid by
                              Fiscal                                       Fees Paid by            KDI to
Fund                            Year     Class A    Class B    Class C     KDI to Firms      KDI Affiliated Firms
----                            ----     -------    -------    -------     ------------      --------------------

Kemper Municipal Bond Fund      2000

Kemper Municipal Bond Fund      1999

Kemper Municipal Bond Fund      1998

Kemper Intermediate             2000
Municipal Bond Fund

                                       73

                               Administrative Service Fees Paid by Fund
                               ----------------------------------------
                                                                           Total Service    Service Fees Paid by
                              Fiscal                                       Fees Paid by            KDI to
Fund                            Year     Class A    Class B    Class C     KDI to Firms      KDI Affiliated Firms
----                            ----     -------    -------    -------     ------------      --------------------

Kemper Intermediate             1999
Municipal Bond Fund

Kemper Intermediate             1998
Municipal Bond Fund

Kemper California Tax-Free      2000
Income Fund

Kemper California Tax-Free      1999
Income Fund

Kemper California Tax-Free      1998
Income Fund

Kemper Florida Tax-Free         2000
Income Fund

Kemper Florida Tax-Free         1999
Income Fund

Kemper Florida Tax-Free         1998
Income Fund

Kemper New York Tax-Free        2000
Income Fund

Kemper New York Tax-Free        1999
Income Fund

Kemper New York Tax-Free        1998
Income Fund

Kemper Ohio Tax-Free Income     2000
Fund

Kemper Ohio Tax-Free Income     1999
Fund

Kemper Ohio Tax-Free Income     1998
Fund


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is at the annual ratio of 0.15% of the Fund's assets for which KDI provides administrative services.

Certain trustees or officers of the Funds are also directors or officers of The Advisor or KDI as indicated under "Officers and Trustees."

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company, ("SSB") 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

"SSB" is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Kemper Service Company ("KSvC"), an affiliate of The Advisor , serves as "Shareholder Service Agent" of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to KSvC as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement. SSB's fee is reduced by certain earnings credits in favor of each Trust.


The following shows for each Fund's 2000 fiscal year the shareholder service fees SSB remitted to KSvC.

            Fund                                         Fees SSB Paid to KSvC
            ----                                         ---------------------

            Kemper Municipal Bond Fund
            Kemper Intermediate Municipal Bond Fund
            Kemper California Tax-Free Income Fund
            Kemper Florida  Tax-Free Income Fund
            Kemper New York Tax-Free Income Fund
            Kemper Ohio Tax-Free Income Fund

Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

Officers and Trustees


The officers and trustees of the Trusts, their birthdates, their principal occupations and their affiliations, if any, with The Advisor , the Trusts' Advisor and KDI, the Trusts' principal underwriter, are as follows:


JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; First Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI Consulting; formerly President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.


THOMAS W. LITTAUER (4/26/55), Trustee, Chairman and Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Advisor Advisor ; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Advisor Advisor ; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Advisor Advisor .

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Advisor Advisor .

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Advisor Advisor .

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor Advisor .

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Advisor Advisor .

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor Advisor .

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor Advisor ; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Advisor Advisor ; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ASHTON P. GOODFIELD (10/3/63), Senior Vice President, Two International Place, Boston, Massachusetts; Vice President, Advisor Advisor .


Additional Kemper National Tax-Free Income Series:


ELEANOR R. BRENNAN - TO BE COMPLETED

PHILIP G. CONDON TO BE COMPLETED


Additional Kemper State Tax-Free Income Series:


ELEANOR R. BRENNAN - TO BE COMPLETED


* Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's' 2000 fiscal year, except that the information in the last column is for calendar year 1999.


                                         Aggregate
                                  Compensation from Funds                 Pension or                  Total
                                  -----------------------                Retirement               Compensation
                                                                      Benefits Accrued             from Trusts
Name of Trustee              National Trust     State Trust       As Part of Fund Expenses     Paid to Trustees**
---------------              --------------     -----------       ------------------------     ------------------

John W. Ballantine                     $                 $                    $0                              $
Lewis A. Burnham                       $                 $                    $0                              $
Donald L. Dunaway*                     $                 $                    $0                              $
Robert B. Hoffman                      $                 $                    $0                              $
Donald R. Jones                        $                 $                    $0                              $
Shirley D. Peterson                    $                 $                    $0                              $
William P. Sommers                     $                 $                    $0                              $


* Includes deferred fees. Pursuant to deferred compensation agreements with the Funds, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Funds through August 31, 1999 and September 30, 1999 to Mr. Dunaway are $ and $ from National and State Trusts, respectively.


** Includes compensation for service on the boards of XX Kemper funds with XX fund portfolios. Each trustee currently serves as a trustee of XX Kemper funds with XX fund portfolios.

As of November 30, 2000, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:

TO BE UPDATED

Kemper Intermediate Municipal Bond

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

National Financial Services Corp.                     A                                     6.22
FBO William Twaddell
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          A                                     13.50
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

First Union Securities                                A                                     6.61
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

GKEnterprises                                         A                                     6.23
15700 Lathrop Avenue
Harvey, IL  60426

                                       77

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

Woodstock A Partnership                               A                                     6.73
C/o Wood County Trust
P.O. Box 8000
Wisconsin Rapids, WI 54495

Brian & Joan Johnson, JTWROS                          A                                     6.67
P.O. Box 400
Spooner, WI  54801

Elsie Viles                                           B                                     6.25
P.O. Box 319
Augusta, ME  04332

National Financial Services Corp.                     B                                     15.69
FBO Stan Daniel
200 Liberty Street
New York, NY  10281

Jacqueline Burnett                                    B                                     5.22
24611 87th Avenue
Bellerose, NY  11426

Donaldson, Lufkin & Jenrette                          B                                     8.32
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                     14.14
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Donaldson, Lufkin & Jenrette                          C                                     9.84
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                     13.18
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Karen West                                            C                                     6.41
15 Emerson Road
Severena Park, MD  21446

Gregory, Kevin & Mark Fox, TTEE'S                     C                                     5.30
FBO Eugene & Mary Fox
709 Laurel Lane
Severena Park, MD  21146

                                       78

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

Dean Witter Reynolds                                  C                                     35.25
Mutual Funds Operations
5 World Trade Center
New York, NY  10048

Kemper Municipal Bond

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

First Union Securities                                A                                     7.13
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services Corp.                     B                                     8.77
FBO Joseph & Sharon Reel
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                     7.84
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

First Union Securities                                B                                     5.57
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services Corp.                     C                                     11.47
FBO Joseph & Maria Checrallah
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          C                                     12.93
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                     6.54
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Dean Witter Reynolds                                  C                                     10.36
Mutual Funds Operations
5 World Trade Center
New York, NY  10048

                                       79

Kemper California Tax-Free Income

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

Smith Barney Inc.                                     A                                     7.20
Mutual Fund/Comm. Dept.
333 W. 34th Street
New York, NY  10001

BHC Securities, Inc.                                  A                                     9.30
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

First Union Securities                                A                                     6.76
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Dean Witter Reynolds                                  A                                     7.82
Mutual Funds Operations
5 World Trade Center
New York, NY  10048

National Financial Services Corp.                     B                                     12.00
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                     6.88
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

BHC Securities, Inc.                                  B                                     7.63
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

First Union Securities                                B                                     9.65
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Dean Witter Reynolds                                  B                                     8.74
Mutual Funds Operations
5 World Trade Center
New York, NY  10048

Helena G. Hale, TTEE                                  C                                     9.79
803 Paseo Alicante
Santa Barbara, CA 93103

                                       80

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

Merrill Lynch, Pierce, Fenner &                       C                                     5.71
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Dean Witter                                           C                                     5.32
FBO Don & Julie Marchman, TTEE
P.O. Box 250 Church Street Station
New York, NY  10008

Alfred & Dolores DeFrancesco                          C                                     7.48
Attn: Neil Woodruff
P.O. Box 605
Gilroy, CA  95021

Wedbush Morgan Securities                             C                                     11.98
Accounting Department
P.O. Box 30014
Los Angeles, CA  90030

Kemper Florida Tax-Free Income

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

National Financial Services Corp.                     A                                     6.89
FBO George and Keng Yoke Olsen
200 Liberty Street
New York, NY  10281

Merrill Lynch, Pierce, Fenner &                       A                                     9.59
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

National Financial Services Corp.                     B                                     11.74
FBO Jane Gilbert
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                     11.24
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Albert & Fern Thompson, JTWROS                        B                                     5.28
526 Pendleton Drive
Venice, FL  34292

                                       81

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

National Financial Services Corp.                     C                                     15.58
FBO Jane Gilbert
200 Liberty Street
New York, NY  10281

Merrill Lynch, Pierce, Fenner &                       C                                     29.14
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

BHC Securities, Inc.                                  C                                     10.75
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

Southwest Securities, Inc.                            C                                     30.43
FBO Patricia Kaighin
Box 509002
Dallas, TX  75270

Kemper New York Tax-Free Income

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

ABN Amro Chicago Corp.                                A                                     9.64
Mutual Funds Admin.
208 LaSalle Street
Chicago, IL  60604

National Financial Services Corp.                     B                                     21.66
FBO Carmel & Pauline Grech
200 Liberty Street
New York, NY  10281

Merrill Lynch, Pierce, Fenner &                       B                                     5.06
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

National Financial Services Corp.                     C                                     6.34
FBO Augustino and Luciana Biondi
200 Liberty Street
New York, NY  10281

PaineWebber                                           C                                     17.35
FBO Diana Riklis
1020 Park Avenue
New York, NY  10028

                                       82

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

Advest Inc.                                           C                                     13.99
90 State House Square
Hartford, CT  06103

Merrill Lynch, Pierce, Fenner &                       C                                     19.51
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Kemper Ohio Tax-Free Income

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

National Financial Services Corp.                     A                                     8.20
FBO Nancy Young
200 Liberty Street
New York, NY  10281

First Union Securities                                A                                     27.91
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services Corp.                     B                                     9.35
FBO Patricia Winkler
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                     8.36
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

BHC Securities, Inc.                                  B                                     44.04
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

First Union Securities                                B                                     5.68
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Merrill Lynch, Pierce, Fenner &                       C                                     18.69
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

BHC Securities, Inc.                                  C                                     42.10
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

                                       83

                NAME                                CLASS                                PERCENTAGE
                ----                                -----                                ----------

First Union Securities                                C                                     20.68
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601


PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of The Advisor , is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.


Class A Shares. KDI receives no compensation from the Trusts as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A Shares for the fiscal years noted. TO BE UPDATED

                                                                          Commissions          Commissions Paid
                                               Commissions Retained       Underwriter             To Kemper
Class A Shares            Fiscal Year Ended       by Underwriter       Paid to All Firms       Affiliated Firms
--------------            -----------------       --------------       -----------------    -------------------

Municipal Fund                 9/30/99                $325,000                    $0                     $0
                               9/30/98                $291,000            $1,764,000                     $0
                               9/30/97                $293,000            $1,580,000                 $8,000

Intermediate                                            $8,000                    $0                     $0
   Municipal Fund              9/30/99
                               9/30/98                 $14,000              $133,000                     $0
                               9/30/97                  $6,000               $47,000                     $0

California Fund                8/31/99                 $92,000                    $0                     $0
                               8/31/98                $134,000              $793,000                     $0
                               8/31/97                $129,000              $813,000                     $0

Florida Fund                   8/31/99                 $26,000                    $0                     $0
                               8/31/98                 $28,000               $90,000                     $0
                               8/31/97                 $22,000              $104,000                     $0

Ohio Fund                      8/31/99                  $5,000                    $0                     $0
                               8/31/98                  $8,000               $44,000                     $0
                               8/31/97                 $11,000               $77,000                     $0

New York Fund                  8/31/99               $22,000               3,000                   $0
                               8/31/98               $47,000               $178,000                $0
                               8/31/97               $42,000               $219,000                $0

Class B and C Shares. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C Shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


For its services under the distribution agreement, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee, pursuant to the Rule 12-b1 Plan. is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Trust. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares Contingent Deferred Sales Charges Class C Shares".


                                                                                     Other Distribution Expenses Paid by KDI
                                   Contingent               Commissions              ---------------------------------------
                      Distribution  Deferred      Total       Paid By
                       Fees Paid      Sales    Commissions   KDI to KDI Advertising            Marketing  Misc.
Class B        Fiscal   by Fund      Charges   Paid by KDI   Affiliated    and      Prospectus and Sales  Operating  Interest
Shares         Year     to KDI    Paid to KDI   to Firms       Firms   Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------       -----   ----------   --------   --------   --------  --------

Municipal       2000
   Fund
Intermediate    2000
   Municipal
   Fund
California      2000
   Fund
Florida Fund    2000
New York        2000
   Fund
Ohio Fund       2000


                                                                                     Other Distribution Expenses Paid by KDI
                                   Contingent               Commissions              ---------------------------------------
                      Distribution  Deferred      Total       Paid By
                       Fees Paid      Sales    Commissions   KDI to KDI Advertising            Marketing  Misc.
Class B        Fiscal   by Fund      Charges   Paid by KDI   Affiliated    and      Prospectus and Sales  Operating  Interest
Shares          Year     to KDI    Paid to KDI   to Firms       Firms   Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------       -----   ----------   --------   --------   --------  --------

Municipal       1999    $597,767     $209,995    $532,611     $0        $61,664     $6,801     $157,616   $33,259    $391,480
   Fund
Intermediate    1999    $38,277      $57,047     $75,305      $0        $7,016      $764       $17,472    $9,314     $43,822
   Municipal
   Fund
California      1999    $284,154     $103,037    $361,948     $0        $36,854     $4,299     $98,907    $26,424    $190,980
   Fund
Florida Fund    1999    $50,197      $19,524     $77,818      $0        $5,680      $647       $14,826    $12,973    $30,184
New York        1999    $99,902      $21,523     $166,454     $0        $12,017     $1,129     $32,842    $14,399    $71,536
   Fund
Ohio Fund       1999    $93,843      $28,137     $150,027     $0        $11,349     $1,268     $31,307    $15,809    $64,669

                                       85

                                                                                     Other Distribution Expenses Paid by KDI
                                   Contingent               Commissions              ---------------------------------------
                       Distribution Deferred      Total       Paid By
                        Fees Paid     Sales    Commissions   KDI to KDI Advertising            Marketing  Misc.
Class B        Fiscal    by Fund     Charges   Paid by KDI   Affiliated    and      Prospectus and Sales  Operating  Interest
Shares          Year     to KDI    Paid to KDI   to Firms       Firms   Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------       -----   ----------   --------   --------   --------  --------

Municipal      1998      $511,000    $92,000     $716,000     $0          $75,663     $6,558     $158,274   $38,132
   Fund                                                                                                                $331,385
Intermediate   1998      $38,000     $11,000     $59,000      $0          $6,609      $574       $13,524    $14,204    $31,502
   Municipal
   Fund
California     1998      $231,000    $52,000     $386,000     $0          $41,766     $3,642     $87,612    $22,658
   Fund                                                                                                                $167,704
Florida Fund   1998      $41,000     $4,000      $52,000      $0          $6,761      $625       $14,559    $13,021    $29,307
New York       1998      $83,000     $14,000     $100,000     $0          $10,894     $950       $22,688    $14,257    $59,407
   Fund
Ohio Fund      1998      $75,000     $24,000     $92,000      $0          $10,297     $907       $21,887    $15,258    $58,545


                                                                         Other Distribution Expenses Paid by KDI
                                                                         ---------------------------------------

                                   Contingent     Total     Distribution
                       Distribution Deferred   Distribution  Fees Paid
                        Fees Paid     Sales     Fees Paid     By KDI to   Advertising             Marketing    Misc.
Class C        Fiscal    by Fund     Charges      by KDI     KDI Affil-     and        Prospectus and Sales  Operating  Interest
Shares          Year     to KDI    Paid to KDI   to Firms   liated Firms  Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------   ------------ ----------    --------   --------   --------  --------

Municipal       2000
   Fund
Intermediate    2000
   Municipal
   Fund
California      2000
   Fund
Florida Fund    2000
New York        2000
   Fund
Ohio Fund       2000


                                                                         Other Distribution Expenses Paid by KDI
                                                                         ---------------------------------------

                                   Contingent     Total     Distribution
                       Distribution Deferred   Distribution  Fees Paid
                        Fees Paid     Sales     Fees Paid     By KDI to   Advertising             Marketing    Misc.
Class C        Fiscal    by Fund     Charges      by KDI     KDI Affil-     and        Prospectus and Sales  Operating  Interest
Shares          Year     to KDI    Paid to KDI   to Firms   liated Firms  Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------   ------------ ----------    --------   --------   --------  --------

Municipal       1999     $76,642   $5,198      $71,321           $0       $12,181     $1,763     $28,199    $9,912     $28,980
   Fund
Intermediate    1999     $18,198   $1,779      $23,454           $0       $4,848      $650       $16,128    $6,894     $9,497
   Municipal
   Fund
California      1999     $38,304   $5,183      $43,024           $0       $6,840      $883       $15,111    $6,878     $9,744
   Fund
Florida Fund    1999     $6,997     $0         $8,349            $0       $1,878      $202       $7,261     $4,795     $4,694
New York        1999     $30,926   $333        $35,559           $0       $3,848      $670       $13,515    $5,716     $13,917
   Fund
Ohio Fund       1999     $8,984    $415        $11,956           $0       $2,511      $263       $8,571     $5,247     $5,162

                                       86

                                                                         Other Distribution Expenses Paid by KDI
                                                                         ---------------------------------------

                                   Contingent     Total     Distribution
                       Distribution Deferred   Distribution  Fees Paid
                        Fees Paid     Sales     Fees Paid     By KDI to   Advertising             Marketing    Misc.
Class C        Fiscal    by Fund     Charges      by KDI     KDI Affil-     and        Prospectus and Sales  Operating  Interest
Shares          Year     to KDI    Paid to KDI   to Firms   liated Firms  Literature   Printing   Expenses   Expenses  Expenses
------          ----     ------    -----------   --------   ------------ ----------    --------   --------   --------  --------

Municipal       1998     $55,000      $5,000     $62,000      $0          $15,528     $1,308     $31,058    $17,514    $24,052
   Fund
Intermediate    1998     $5,000       $0         $7,000       $0          $1,875      $148       $3,797     $9,412     $6,693
   Municipal
   Fund
California      1998     $28,000      $2,000     $32,000      $0          $6,312      $390       $13,253    $11,488    $7,115
   Fund
Florida Fund    1998     $5,000       $0         $4,000       $0          $874        $57        $1,943     $9,802     $3,744
New York        1998     $24,000      $2,000     $28,000      $0          $7,733      $571       $15,839    $12,715    $11,176
   Fund
Ohio Fund       1998     $5,000       $0         $7,000       $0          $2,620      $188       $5,025     $10,701    $3,664

-----------------
 *       From 11/1/94 to 9/30/95.
**       From 3/15/95 to 8/31/95.

Rule 12b-1 Plan

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

Each distribution agreement and Rule 12-b1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement or Plan. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Trust or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Each Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Gains attributable to market discount on Municipal Securities acquired after April 30, 1993 are treated as ordinary income. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared by a Fund in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared for federal income tax purposes.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities. For federal income tax purposes, a Fund is generally required to recognize its unrealized gains and losses at year end on financial futures contracts, options thereon, index options and listed options on debt securities. Any gain or loss recognized on such financial instruments is generally considered to be 60% long-term and 40% short-term without regard to the holding period of the contract or option.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. The gain or loss will be a capital gain or loss and will be long-term if the shares are held for a period of more than one year. Any loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares. In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. However, the Secretary of the Treasury may issue regulations to shorten the required holding period from six months to 31 days.

A shareholder who has redeemed shares of a Fund or any Kemper Mutual Fund listed under "Purchase, Repurchase, and Redemption of Shares -- Special Features -- Class A Shares -- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of the other Kemper Mutual Funds within six months of the redemption. If the redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvestment shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvestment shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in that same Fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds held by the Funds or are "related persons" to such users; such persons should consult their tax advisers before investing in the Funds.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from a Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

A taxable dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on "private activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. For the 1999 calendar year, xx%, xx%, xx%, xx%, xx% and xx% of the net interest income of the Municipal, Intermediate Municipal, California, Florida, New York and Ohio Funds, respectively, was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds", are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.

Municipal Fund. During the fiscal year ended September 30, 2000, xxx% of the income dividends paid by the Municipal Fund constituted tax-exempt dividends for federal income tax purposes.

Intermediate Municipal Fund. During the fiscal year ended September 30, 2000, xxx% of the income dividends paid by the Intermediate Municipal Fund constituted tax-exempt dividends for federal income tax purposes.

California Fund. Dividends paid by the California Fund, to the extent of interest received on California state and local government issues, will be exempt from California income taxes provided at least 50% of the total assets of the California Fund are invested in such issues at the close of each quarter in the taxable year. Any short-term and long-term capital gain dividends will be includable in California personal taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. During the fiscal year ended August 31, 2000, xxx% of the income dividends paid by the California Fund constituted tax-exempt dividends for federal and California income tax purposes. Dividends paid by the California Fund, including capital gain distributions, will be taxable to corporate shareholders subject to the California corporate franchise tax.


Florida Fund. Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. During the fiscal year ended August 31, 2000, xxx% of the income dividends paid by the Florida Fund constituted tax-exempt dividends for federal income tax purposes. Additionally, Florida imposes an "intangibles tax" at the rate of $2.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents. U.S. Government securities and Florida Municipal Securities are exempt from this intangibles tax. The Florida Fund has received a technical assistance advisement from the State of Florida Department of Revenue that if, on December 31 of any year, the Florida Fund's portfolio consists of both exempt and non-exempt assets, then only the portion of the value of the Florida Fund's shares attributable to U.S. Government securities will be exempt from the Florida intangibles tax payable in the following year. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund would be required to sell all non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. [On December 31, 1999, the Florida Fund's portfolio consisted solely of assets exempt from the intangibles tax.]


New York Fund. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City income taxes. Any short-term and long-term capital gain dividends will be includable in New York State and New York City taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. During the fiscal year ended August 31, 2000, xxx% of the income dividends paid by the New York Fund constituted tax-exempt dividends for federal, New York State and New York City income tax purposes. Dividends paid by the New York Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

Ohio Fund. Dividends paid by the Ohio Fund with respect to its shares that are properly attributable to interest on, or gain from the sale, exchange or other disposition of, interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Municipal Securities") are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to holders of shares of the Ohio Fund. This discussion of Ohio taxes assumes that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of such Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.For the fiscal period ended August 31, 2000, xxx% of the income dividends paid by the Ohio Fund constituted tax-exempt dividends for federal income tax purposes.


General. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.

The Trusts are required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for federal income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions


Allocation of brokerage is supervised by the Advisor Advisor .

The primary objective of the Advisor Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor Advisor 's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor Advisor will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor Advisor ; the Distributor will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research, market and statistical services from broker/dealers may be useful to a Fund and to the Advisor Advisor , it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor 's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The Board reviews, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows approximate brokerage commissions paid by each Fund then existing for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                        Allocated to Firms
                                       Based on Research in
Fund                   Fiscal 2000          Fiscal 2000           Fiscal 1999             Fiscal 1998
----                   -----------          -----------           -----------             -----------

Municipal              $                         %               $                     $
Intermediate           $                         %               $                     $
California             $                         %               $                     $
Florida                $                         %               $                     $
New York               $                         %               $                     $
Ohio                   $                         %               $                     $

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet a Fund's objective.

Portfolio turnover rates for the three most recent fiscal periods are as follows:



            Fund            Fiscal Year Ended 2000       Fiscal Year Ended 1999


     Municipal
     Intermediate
     California                       57%                            62%
     Florida                          21%                            56%
     New York                         26%                            69%
     Ohio                              9%                            29%


                              FINANCIAL STATEMENTS

The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                     KEMPER NATIONAL TAX-FREE INCOME SERIES

                            PART C. OTHER INFORMATION

Item 23.        Exhibits
--------        --------

                (a)           (a)(1)        Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement.

                              (a)(2)        Written Instrument amending the Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.

                (b)                         By-laws is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

                (c)           (c)(1)        Written Instrument Establishing and Designating Separate Classes of
                                            Shares is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement.

                              (c)(2)        Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares is incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement.

                (d)           (d)(1)        Investment Management Agreement between the Registrant, on behalf of
                                            Kemper Municipal Bond Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998 is incorporated by reference to Post-Effective
                                            Amendment No. 45 to the Registration Statement.

                              (d)(2)        Investment Management Agreement between the Registrant, on behalf of
                                            Kemper Intermediate Municipal Bond Fund, and Scudder Kemper
                                            Investments, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.

                (e)           (e)(1)        Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 45 to the Registration
                                            Statement.

                              (e)(2)        Selling Group Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 39 to the Registration Statement.

                              (e)(3)        Addendum--Selling Group Agreement is incorporated by reference to
                                            Post-Effective Amendment No. 42 to the Registration Statement.

                (f)                         Inapplicable.

                (g)           (g)(1)        Custody Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 40 to the Registration Statement.

                              (g)(2)        Amendment to Custody Agreement, dated March 31, 1999, is incorporated by reference to Post-Effective Amendment No. 48 to the Registration
                                            Statement.

                                       3

                (h)           (h)(1)        Agency Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 39 to the Registration Statement.

                              (h)(2)        Supplement to Agency Agreement is incorporated by reference to
                                            Post-Effective Amendment No. 42 to the Registration Statement.

                              (h)(3)        Administrative Services Agreement is incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement.

                              (h)(4)        Amendment to Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement.

                              (h)(5)        Assignment and Assumption Agreement is incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement.

                              (h)(6)        Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Municipal Bond Fund, and Scudder Fund Accounting Corp., dated
                                            December 31, 1997 is incorporated by reference to Post-Effective
                                            Amendment No. 45 to the Registration Statement.

                              (h)(7)        Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Intermediate Municipal Bond Fund, and Scudder Fund Accounting
                                            Corp., dated December 31, 1997 is incorporated by reference to
                                            Post-Effective Amendment No. 45 to the Registration Statement.

                (i)                         Legal Opinion and Consent of Counsel; filed herein.

                (j)                         Consent of Independent Accountants; filed herein.

                (k)                         Inapplicable.

                (l)                         Inapplicable.

                (m)           (m)(1)        Amended and Restated 12b-1 Plan between the Registrant, on behalf of
                                            Kemper Intermediate Municipal Bond Fund (Class B shares), and Kemper
                                            Distributors, Inc., dated August 1, 1998 is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.

                              (m)(2)        Amended and Restated 12b-1 Plan between the Registrant, on behalf of
                                            Kemper Intermediate Municipal Bond Fund (Class C shares), and Kemper
                                            Distributors, Inc., dated August 1, 1998 is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.

                              (m)(3)        Amended and Restated 12b-1 Plan between the Registrant, on behalf of
                                            Kemper Municipal Bond Fund (Class B shares), and Kemper Distributors,
                                            Inc., dated August 1, 1998 is incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.

                                       4

                              (m)(4)        Amended and Restated 12b-1 Plan between the Registrant, on behalf of
                                            Kemper Municipal Bond Fund (Class C shares), and Kemper Distributors,
                                            Inc., dated August 1, 1998 is incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.

                (n)                         Multi-Distribution System Plan is incorporated by reference to
                                            Post-Effective Amendment No. 42 to the Registration Statement.

                (p)           (p)(1)        Code of Ethics of Scudder Kemper Investments, Inc. and certain of its subsidiaries, including Kemper Distributors, Inc. and Scudder Investor
                                            Services, Inc.; is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

                              (p)(2)        Code of Ethics of Kemper National Tax-Free Income Series; is
                                            incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

Item 24.   Persons Controlled By or Under Common Control With Registrant
--------   -------------------------------------------------------------

         Inapplicable.

Item 25.           Indemnification
--------           ---------------

Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(I) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent
Trustees in connection with their consideration of the Transaction.


Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

         Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                       Business and Other Connections of Board of Directors of Registrant's Adviser
----                       ----------------------------------------------------------------------------

Stephen R. Beckwith        Treasurer, Scudder Kemper Investments, Inc.**
                           Director, Kemper Service Company
                           Director, Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director and Treasurer, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**
                           Director and Chairman, Scudder Threadneedle International Ltd.
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and President, Scudder Realty Holdings Corporation *
                           Director, Scudder, Stevens & Clark Overseas Corporation o
                           Director and Treasurer, Zurich Investment Management, Inc. xx
                           Director and Treasurer, Zurich Kemper Investments, Inc.

Lynn S. Birdsong           Director, Vice President and Chief Investment Officer, Scudder Kemper Investments, Inc. **
                           Director and Chairman, Scudder Investments (Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company xxx

Nicholas Bratt             Director and Vice President, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o


                                       6

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, Chairman of the Board, Zurich Holding Company of America xxx
                           Director, ZKI Holding Corporation xx

Harold D. Kahn             Chief Financial Officer, Scudder Kemper Investments, Inc.**

Kathryn L. Quirk           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial Services,
                           Inc.*
                           Director, Korea Bond Fund Management Co., Ltd. @@
                           Director, Scudder Threadneedle International Ltd.
                           Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                           Director, Scudder Investments Japan, Inc. +
                           Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                           Director and Secretary, Zurich Investment Management, Inc. xx
                           Director, Secretary, Chief Legal Officer and Vice President, Kemper Distributors, Inc.

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449
                              Luxembourg, R.C. Luxembourg B 34.564

                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand
                              Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon,
                              Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)


         Name                   Positions and Offices with                   Positions and
         ----                   Kemper Distributors, Inc.                    Offices with Registrant
                                -------------------------                    -----------------------

         Thomas V. Bruns        President                                    None

         Linda C. Coughlin      Director and Vice Chairman                   None

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None

         Linda J. Wondrack      Vice President and Chief Compliance Officer  Vice President

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          Vice President and Secretary

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

                                       8

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            None

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

         Richard A. Bodem        Vice President                              None

         (c)      Not applicable

Item 28.            Location of Accounts and Records
--------            --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.


Item 29.         Management Services
--------         -------------------

            Not applicable.


Item 30.         Undertakings
--------         ------------

            Not applicable.

                         SIGNATURES
                         ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 28th day of December, 2000.


                                                    KEMPER NATIONAL TAX-FREE
                                                    INCOME SERIES



                                                    By /s/ Mark S. Casady
                                                       -------------------------
                                                       Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 28th, 2000 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Thomas W. Littauer
--------------------------------------
Thomas W. Littauer*                         Chairman and Trustee                         December 28, 2000


/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      December 28, 2000


/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      December 28, 2000


/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee                                      December 28, 2000


/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      December 28, 2000


/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      December 28, 2000


/s/ Donald R. Jones
--------------------------------------
Donald R. Jones*                            Trustee                                      December 28, 2000


/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      December 28, 2000




/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      December 28, 2000


/s/ John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial               December 28, 2000
                                            and Accounting Officer)




*By:     /s/ Philip J. Collora
         ---------------------------
         Philip J. Collora**

         ** Attorney-in-fact pursuant to powers of attorney incorporated by reference to and included with the signature pages of Post-
             Effective Amendment   No.  27  and   Post-Effective   Amendment
             No.  29  to  the Registration Statement

                                                                File No. 2-47008
                                                               File No. 811-2353


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 50

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 50

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                     KEMPER NATIONAL TAX-FREE INCOME SERIES

                     KEMPER NATIONAL TAX-FREE INCOME SERIES

                                  EXHIBIT INDEX


                                       (i)
                                       (j)